PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                FIXED-INCOME FUNDS

                                Sales Charge                Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus


THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES.  THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ Chad L. Norton
    Chad L. Norton
    Secretary


PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                FIXED-INCOME FUNDS

                                Sales Charge                Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus


                           SMALLCAP WORLD FUND, INC.

                                     Part B
                      Statement of Additional Information

                                December 1, 1999
                         (as amended January 10, 2000)

This document is not a prospectus but should be read in conjunction with the current prospectus of SMALLCAP World Fund (the "fund" or "SCWF") dated December 1, 1999. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                           SMALLCAP World Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                             Los Angeles, CA  90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        7
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .        9
Fund Directors and Officers . . . . . . . . . . . . . . . . . . . .       10
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       16
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       21
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       28
Shareholder Account Services and Privileges . . . . . . . . . . . .       29
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       32
General Information . . . . . . . . . . . . . . . . . . . . . . . .       32
Investment Results and Related Statistics . . . . . . . . . . . . .       33
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       39
Financial Statements




                         SMALLCAP World Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


EQUITY SECURITIES - SMALL CAPITALIZATION ISSUERS

- At least 65% of the fund's assets will be invested in equity securities of small capitalization issuers, typically, having individual market capitalizations of approximately $50 million to $1.5 billion.

DEBT SECURITIES

- The fund may invest up to 10% of its assets in straight debt securities rated Baa or BBB or below by Moody's Investors Services, Inc. or Standard & Poor's Corporation, or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

- The fund's investments outside the U.S. will be in at least three countries.

INVESTMENT COMPANIES

- The fund may invest up to 5% of its assets in closed-end investment companies.
- The fund may acquire up to 3% of the outstanding voting stock of any one closed-end investment company.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES -- Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall markets for these securities.


The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.


INVESTING IN SMALLER CAPITALIZATION STOCKS -- Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the fund emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more


                         SMALLCAP World Fund -- Page 2
difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks. The fund determines relative market capitalizations using U.S. standards. Accordingly, the fund's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the U.S.


Capital Research and Management Company (the Investment Adviser) believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates which exceed those of larger companies and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities of larger capitalization companies.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.


High-yield, high-risk bonds rated Ba or below by Standard & Poor's Corporation and BB or below by Moody's Investors Services, Inc. (or unrated but considered to be of equivalent quality) are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Certain risk factors relating to "high-yield, high-risk bonds" are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments and may be less sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

     PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.


                         SMALLCAP World Fund -- Page 3

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. The risks of convertible preferred stocks are similar to those of equity securities and they often automatically convert into common stock. Non-convertible preferred stocks with stated redemption rates are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES -- Investing outside the U.S. involves special risks, caused by, among other things: currency controls, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


                         SMALLCAP World Fund -- Page 4

CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. All such securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.


INVESTMENT COMPANIES -- The fund has the ability to invest up to 5% of its total assets in shares of closed-end investment companies, but will not acquire more than 3% of the outstanding voting securities of any one closed-end investment company. (If the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the Investment Adviser.)


U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject


                         SMALLCAP World Fund -- Page 5
to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Farmers Home Administration, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


CASH AND CASH EQUIVALENTS - These securities include (i) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and saving bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat roll transactions as two


                         SMALLCAP World Fund -- Page 6
separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in
Section 2(a)(23) of the Investment Company Act of 1940. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


The fund may not:


1. Invest in securities of an issuer (other than the U.S. Government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of its total assets would be invested in the securities of such other issuer (except with respect to 25% of the value of its total assets, the fund may exceed the 5% limitation with regard to investments in the securities of any one foreign government);

2.    Invest in companies for the purpose of exercising control or management;

3. Invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry;

4. Invest more than 5% of its total assets in the securities of other managed investment companies; such investments shall be limited to 3% of the voting stock of any investment company, provided, however, that investment in the open market of a closed-end investment company where no more than customary brokers' commissions are involved and investment in


                         SMALLCAP World Fund -- Page 7
connection with a merger, consolidation, acquisition or reorganization shall not be prohibited by this restriction;

5. Buy or sell real estate (including real estate limited partnerships) in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts and funds, which invest in real estate or interests therein;

6. Buy or sell commodities or commodity contracts in the ordinary course of its business; provided, however, that entering into a currency forward or futures contract shall not be prohibited by this restriction;

7. Invest more than 10% of the value of its total assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or non-U.S. securities for which there is no recognized exchange or active and substantial over-the-counter market) or engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

8. Lend money; provided that entering into repurchase agreements, investment in debt securities or in cash equivalents and lending of portfolio securities shall not be prohibited by this restriction;

9. Sell securities short except to the extent that the fund contemporaneously owns or has the right to acquire, at no additional cost, securities identical to those sold short;

10. Purchase securities on margin or mortgage, pledge or hypothecate its assets to any extent;

11. Borrow amounts in excess of 5% of the value of its total assets or issue senior securities. In any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities;

12. Purchase or retain the securities of any issuer if those individual officers and Directors of the fund, its Investment Adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

13. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

14. Purchase or sell puts, calls, straddles or spreads, or combinations thereof; nor

15. Purchase partnership interests or invest in leases to develop, or explore for, oil, gas, or minerals.

For purposes of investment restriction number 3, the fund will not invest 25% or more of total assets in the securities of issuers in the same industry.


                         SMALLCAP World Fund -- Page 8

The following investment policy of the fund may be changed by action of the Board of Directors without shareholder approval: the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.


                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on December 18, 1989.


All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                         SMALLCAP World Fund -- Page 9

                          FUND DIRECTORS AND OFFICERS

                      Directors and Director Compensation


                                                                                          AGGREGATE
                                                                                         COMPENSATION
                                                                                    (INCLUDING VOLUNTARILY
                                                                                           DEFERRED
                                                                                       COMPENSATION/1/)
                                                                                        FROM THE FUND
                              POSITION                                                DURING FISCAL YEAR
                                WITH           PRINCIPAL OCCUPATION(S) DURING               ENDED
  NAME, ADDRESS AND AGE      REGISTRANT                 PAST 5 YEARS                  SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.       Director       Corporate Director and author; former          $ 21,000
 Box 2494                                   United States Ambassador to Spain;
 Rancho Santa Fe, CA                        former Vice Chairman of the Board;
 92067                                      Knight Ridder, Inc., former Chairman
 Age: 65                                    and Publisher, The Miami Herald
                                                           ----------------
------------------------------------------------------------------------------------------------------------
 H. Frederick Christie       Director       Private Investor.  Former President            $21,250/4/
 P.O. Box 144                               and Chief Executive Officer, The
 Palos Verdes Estates, CA                   Mission Group (non-utility holding
 90274                                      company, subsidiary of Southern
 Age: 66                                    California Edison Company)
------------------------------------------------------------------------------------------------------------
 Alan W. Clements            Director       Private Investor; former Executive             $ 17,000
 16 Great Peter Street                      Director - Finance, Imperial Chemical
 London SW1P3JF                             Industries PLC
 England
 Age: 71
------------------------------------------------------------------------------------------------------------
 + Gordon Crawford           Chairman of    Senior Vice President and Director,             None/5/
 333 South Hope Street       the Board      Capital Research and Management
 Los Angeles, CA 90071                      Company
 Age: 52
------------------------------------------------------------------------------------------------------------
 Alan Greenway               Director       President, Greenway Associates, Inc.           $ 21,000
 7413 Fairway Road                          (management consulting services)
 La Jolla, CA 92037
 Age: 72
------------------------------------------------------------------------------------------------------------
 + Graham Holloway           Director       Former Chairman of the Board,                   None/5/
 17309 Club Hill Drive                      American Funds Distributors, Inc.
 Dallas, TX 75248
 Age: 69
------------------------------------------------------------------------------------------------------------
 Leonade D. Jones            Director       Management consultant; former                  $21,000/4/
 1536 Los Montes Drive                      Treasurer, The Washington Post
 Burlingame, CA 94010                       Company
 Age: 52
------------------------------------------------------------------------------------------------------------
 William H. Kling            Director       President, Minnesota Public Radio;             $19,500/4/
 2619 Lake of the Isles                     President, Greenspring Co.; former
 Parkway East                               President, American Public Radio (now
 Minneapolis, MN 55408                      Public Radio International)
 Age: 57
------------------------------------------------------------------------------------------------------------
 Norman R. Weldon            Director       Managing Director, Partisan                    $ 19,500
 7026 Timbers Drive                         Management Group, Inc.; former
 Evergreen, CO 80439                        Chairman of the Board, Novoste
 Age: 65                                    Corporation; Director, Enable
                                            Medical; former President and
                                            Director, Corvita Corporation
------------------------------------------------------------------------------------------------------------
 Patricia K. Woolf           Director       Private investor; Corporate Director;          $ 19,500
 506 Quaker Road                            Lecturer, Department of Molecular
 Princeton, NJ 08540                        Biology, Princeton University
 Age: 65
------------------------------------------------------------------------------------------------------------
                                 TOTAL COMPENSATION
                               (INCLUDING VOLUNTARILY
                                      DEFERRED
                                COMPENSATION/1/) FROM       TOTAL NUMBER
                                 ALL FUNDS MANAGED BY         OF FUND
                                CAPITAL RESEARCH AND           BOARDS
                                 MANAGEMENT COMPANY           ON WHICH
                            OR ITS AFFILIATES/2/ FOR THE      DIRECTOR
  NAME, ADDRESS AND AGE     YEAR ENDED SEPTEMBER 30, 1999    SERVES/2/
-------------------------------------------------------------------------
 Richard G. Capen, Jr.                $  45,250                  14
 Box 2494
 Rancho Santa Fe, CA
 92067
 Age: 65
-------------------------------------------------------------------------
 H. Frederick Christie                $211,600/4/                18
 P.O. Box 144
 Palos Verdes Estates, CA
 90274
 Age: 66
-------------------------------------------------------------------------
 Alan W. Clements                     $  29,000                   2
 16 Great Peter Street
 London SW1P3JF
 England
 Age: 71
-------------------------------------------------------------------------
 + Gordon Crawford                      None/5/                   1
 333 South Hope Street
 Los Angeles, CA 90071
 Age: 52
-------------------------------------------------------------------------
 Alan Greenway                        $  94,500                   4
 7413 Fairway Road
 La Jolla, CA 92037
 Age: 72
-------------------------------------------------------------------------
 + Graham Holloway                      None/5/                   2
 17309 Club Hill Drive
 Dallas, TX 75248
 Age: 69
-------------------------------------------------------------------------
 Leonade D. Jones                      138,500/4/                 5
 1536 Los Montes Drive
 Burlingame, CA 94010
 Age: 52
-------------------------------------------------------------------------
 William H. Kling                     $95,250/4/                  6
 2619 Lake of the Isles
 Parkway East
 Minneapolis, MN 55408
 Age: 57
-------------------------------------------------------------------------
 Norman R. Weldon                     $  41,750                   3
 7026 Timbers Drive
 Evergreen, CO 80439
 Age: 65
-------------------------------------------------------------------------
 Patricia K. Woolf                    $ 103,250                   6
 506 Quaker Road
 Princeton, NJ 08540
 Age: 65
-------------------------------------------------------------------------




                         SMALLCAP World Fund -- Page 10

                         SMALLCAP World Fund -- Page 11

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.
1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Includes funds managed by Capital Research and Management Company and affiliates.

4 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of fiscal year ended September 30, 1999 for participating Directors is as follows: H. Frederick Christie ($84,765), Leonade D. Jones ($66,948), and William H. Kling ($113,847). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

5  Gordon Crawford and E. Graham Holloway are affiliated with the Investment
  Adviser and, accordingly, receive no compensation from the fund.


                         SMALLCAP World Fund -- Page 12

                                    OFFICERS


                                 POSITION(S)         PRINCIPAL OCCUPATION(S)
   NAME AND ADDRESS     AGE    WITH REGISTRANT               DURING
--------------------------------------------------        PAST 5 YEARS
                                                  -----------------------------
Gordon Crawford
 (see above)
-------------------------------------------------------------------------------
Gregory W. Wendt        37   President            Senior Vice President and
P.O. Box 7650                                     Director, Capital Research
San Francisco, CA                                 Company*
94120
-------------------------------------------------------------------------------
Vincent P. Corti        43   Vice President       Vice President - Fund
333 South Hope Street                             Business Management Group,
Los Angeles, CA 90071                             Capital Research and
                                                  Management Company
-------------------------------------------------------------------------------
J. Blair Frank          33   Vice President       Vice President, Capital
333 South Hope Street                             Research Company
Los Angeles, CA 90071
-------------------------------------------------------------------------------
Chad L. Norton          39   Secretary            Vice President - Fund
333 South Hope Street                             Business Management Group,
Los Angeles, CA 90071                             Capital Research and
                                                  Management Company
-------------------------------------------------------------------------------
Robert P. Simmer        38   Treasurer            Vice President - Fund
5300 Robin Hood Road                              Business Management Group,
Norfolk, VA 23513                                 Capital Research and
                                                  Management Company
-------------------------------------------------------------------------------
Sheryl F. Johnson       31   Assistant Treasurer  Vice President - Fund
5300 Robin Hood Road                              Business Management Group,
Norfolk, VA 23513                                 Capital Research and
                                                  Management Company
-------------------------------------------------------------------------------



All of the officers listed are officers, and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $14,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of September 30, 1999 the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a


                         SMALLCAP World Fund -- Page 13
number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.


The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until November 30, 2000, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


Under the Agreement, the Investment Adviser's fee is calculated at the annual rates of 0.80% on the first $1 billion of the fund's average net assets, 0.70% on average net assets in excess of $1 billion but not exceeding $2 billion, 0.67% on average net assets in excess of $2 billion but not exceeding $3 billion, 0.65% on average net assets in excess of $3 billion but not exceeding $5 billion, 0.635% on average net assets in excess of $5 billion but not exceeding $8 billion, 0.625%


                         SMALLCAP World Fund -- Page 14
on average net assets in excess of $8 billion but not exceeding $13 billion, and 0.615% on overage net assets in excess of $13 billion.


The Investment Adviser has agreed that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending ona date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess.


For the fiscal years ended September 30, 1999, 1998, 1997, the Investment Adviser received advisory fees of $54,205,000, $59,135,000, and $50,724,000, respectively.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended September 30, 1999 amounted to $3,295,000 after allowance of $15,881,000 to dealers. During the fiscal years ended 1998 and 1997 the Principal Underwriter retained $4,795,000 and $6,589,000, respectively after an allowance of $23,709,000 and $33,103,000 to dealers, respectively.


As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.


Under the Plan the fund may expend up to 0.30% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).


                         SMALLCAP World Fund -- Page 15

Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended September 30, 1999, the fund paid or accrued $20,592,000 for compensation to dealers under the Plan. Accrued and unpaid distribution expenses were $1,566,000.


The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.


In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. Additional distributions may be made, if necessary. The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the fund may be subject to that excise tax. In certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the fund will pay any income or excise taxes due.


Dividends will be reinvested in shares of the fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


TAXES - The fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital


                         SMALLCAP World Fund -- Page 16
losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.


Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.


If any net long-term capital gains in excess of net short-term capital losses are retained by a fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.


Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost


                         SMALLCAP World Fund -- Page 17
basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder subject to tax on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another American Fund, may result in tax consequences (gain or loss) to the shareholder and must also be reported on the shareholder's federal income tax return.


Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income tax at the level of the fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the


                         SMALLCAP World Fund -- Page 18
shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.



Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.


Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.


Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect


                         SMALLCAP World Fund -- Page 19
for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions.

Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.




                         SMALLCAP World Fund -- Page 20

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Investment         $50 minimum (except where a
                        Minimums and Fund       lower minimum is noted under
                        Numbers "for initial    "Investment Minimums and Fund
                        investment minimums.    Numbers").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call800/421-0180 to     Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------
THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY
PURCHASE ORDER.
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                         SMALLCAP World Fund -- Page 21

INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):


                                                                              MINIMUM
                                                                              INITIAL       FUND
 FUND                                                                       INVESTMENT     NUMBER
 ----                                                                       ----------     ------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  250         02
 American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         11
 American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         03
 Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         12
 Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . . . . .        250         33
 EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         16
 Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . . . . .        250         10
 The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         05
 The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         06
 The Investment Company of America/(R)/ . . . . . . . . . . . . . . . . .        250         04
 The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         14
 New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         07
 New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . . .        250         36
 SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . .        250         35
 Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . . . . .        250         01
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . . . . .        250         40
 American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . . . . .        250         21
 The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . . . .        250         08
 Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         31
 Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . . . . .        250         23
 Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . . . . .        250         43
 The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . . . . .        250         19
 The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . . . . .      1,000         20
 The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . . . . .      1,000         24
 The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . . . . .      1,000         25
 U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . . . . .        250         22
 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/  . . . . . . . . . . . . . . .      1,000         09
 The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . . . . .      1,000         39
 The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . . . . .      1,000         49
 ___________
 *Available only in certain states.



Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT


                         SMALLCAP World Fund -- Page 22

SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).


SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)


Amount of Purchase                    SALES CHARGE AS             DEALER
at the Offering Price                 PERCENTAGE OF THE:          CONCESSION
                                                                  AS PERCENTAGE
                                                                  OF THE
                                                                  OFFERING
                                                                  PRICE

                                      NET AMOUNT     OFFERING
                                      INVESTED       PRICE

STOCK AND STOCK/BOND FUNDS

Less than $25,000                     6.10%          5.75%        5.00%

$25,000 but less than $50,000         5.26           5.00         4.25

$50,000 but less than $100,000        4.71           4.50         3.75

BOND FUNDS

Less than $100,000                    3.90           3.75         3.00

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than                3.63           3.50         2.75
$250,000

$250,000 but less than                2.56           2.50         2.00
$500,000

$500,000 but less than                2.04           2.00         1.60
$750,000

$750,000 but less than                1.52           1.50         1.20
$1,000,000

$1,000,000 or more                    none           none         (see below)


PURCHASES NOT SUBJECT TO SALES CHARGES - Investment of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution on investments made with no initial sales charge.


In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Man-


                         SMALLCAP World Fund -- Page 23
agement Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS - Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.


REDUCING YOUR SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


                         SMALLCAP World Fund -- Page 24

     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Existing holdings eligible for rights of accumulation (see the account application) and any individual investments in American Legacy variable annuities or variable life insurance policies (American Legacy, American Legacy II, American Legacy III, and American Legacy Shareholder's Advantage variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities or variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts and/or:

                         SMALLCAP World Fund -- Page 25

     - employee benefit plan(s), such as an IRA, individual-type 403(b) plan, or single-participant Keogh-type plan;

     - business accounts solely controlled by these individuals (for example, the individuals own the entire business);

     - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     - for a single trust estate or fiduciary account, including an employee benefit plan other than those described above;

     - made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above; or

     - for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of two or more funds in The American Funds Group, as well as individual holdings in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

     RIGHTS OF ACCUMULATION - You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

PRICE OF SHARES - Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the


                         SMALLCAP World Fund -- Page 26
time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.


The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                         SMALLCAP World Fund -- Page 27

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. You may sell (redeem) shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -    Requests must be signed by the registered shareholder(s)

     -    A signature guarantee is required if the redemption is:

          -  Over $50,000;

          - Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -    Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).


                         SMALLCAP World Fund -- Page 28

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also


                         SMALLCAP World Fund -- Page 29
may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund OR (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.


                         SMALLCAP World Fund -- Page 30

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's articles of incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


                         SMALLCAP World Fund -- Page 31

SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Dealer concessions paid on underwriting transactions for the fiscal years ended September 30, 1999, 1998 and 1997, amounted to $12,434,000, $8,662,000 and
$8,965,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $9,047,000 for the fiscal year ended September 30, 1999.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, serves as the funds' independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the funds' independent accountants is reviewed and determined annually by the Board of Directors.


                         SMALLCAP World Fund -- Page 32

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on September 30. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.


YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. The fund understands that these service providers have updated all of their computer systems to process date-related information properly following the turn of the century. However, there can be no assurance that these steps are sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments. The personal investing policy is consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE -- SEPTEMBER 30, 1999

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $29.57
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $31.37

                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is -0.03% based on a 30-day (or one month) period ended September 30, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                         SMALLCAP World Fund -- Page 33

     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period.

The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


The fund's one-year total return, five-year average annual total return, and lifetime average annual total return for periods ended September 30, 1999 were 33.29%, 12.61%, and 13.21% respectively. The fund's one-year total return, five-year average annual total return, and lifetime average annual total return at net asset value for the periods ended September 30, 1999 were 41.42%, 13.95%, and 13.92% respectively.

In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


                         SMALLCAP World Fund -- Page 34

The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


SMALL CAPITALIZATION STOCKS VERSUS LARGE CAPITALIZATION STOCKS -- According to Ibbottson Associates, an investment in small company stocks has grown an average of 18.9% a year from September 30, 1974 through September 30, 1999, compared with an average of 17.0% a year for an investment in large company stocks. Small company stocks are represented by the lowest 20% of market capitalization of New York Stock Exchange, American Stock Exchange and Over-the-Counter stocks, while large company stocks are represented by the Standard & Poor's 500 Stock Composite Index.


The investment results for the fund set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.


                       SCWF VS. VARIOUS UNMANAGED INDICES

                                                              CAPITAL APPRECIATION/5/
                                                          ----------------------------
                                              RUSSELL/4/                     NASDAQ/6/
  PERIOD     SMALLCAP   S&P 500/2/  MSCIW/3/     2000        SMALLCAP           OTC
  ------     --------   ----------  --------    -----        --------          ----

4/30/90/1/
to 9/30/99   +221.7%     +389.7%    +213.0%    +213.9%       +201.1%          +553.7%

1 Commencement of operations

2 The Standard and Poor's 500 Stock Composite Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks.

3 The Morgan Stanley Capital International World Index is an arithmetical average, weighted by market value, or the performance of more than 1,400 securities listed on the stock exchanges of Europe, Australia, the Far East, Canada, New Zealand and the U.S.

4 The Russell 2000 Index, which contains 2000 smaller capitalized companies in the Russell 3000 Index (these smaller companies have market capitalizations of approximately $20 million to $300 million).

5 Reflects the change in value of the fund and index without the effect of reinvested dividends.

6 The National Association of Securities Dealers Automated Quotation Composite
  Index of Over-the-Counter Stocks represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, covers some 3,500 stocks, is market value weighed and reflects only capital appreciation.


                         SMALLCAP World Fund -- Page 35

                       IF YOU ARE CONSIDERING SCWF FOR AN
  INDIVIDUAL RETIREMENT ACCOUNT HERE ARE THE BENEFITS OF SYSTEMATIC INVESTING:

   HERE'S HOW MUCH YOU WOULD HAVE IF YOU INVESTED $2,000 A YEAR IN SCWF:
         1 YEAR                   3 YEARS                    LIFETIME
  (10/1/98 - 9/30/99)       (10/1/96 - 9/30/99)        (4/30/90 - 9/30/99)
------------------------------------------------------------------------------
         $2,666                    $7,431                    $35,129
------------------------------------------------------------------------------



                         SMALLCAP World Fund -- Page 36

               Illustration of a $10,000 investment in SCWF with dividends reinvested and capital gain distributions taken in shares
   (For the lifetime of the fund, April 30, 1990 through September 30, 1999)

                            COST OF SHARES                                 VALUE OF SHARES**
                            -----------------                              --------------------
  FISCAL         ANNUAL         DIVIDENDS        TOTAL             FROM              FROM           FROM         TOTAL
 YEAR END       DIVIDENDS      (CUMULATIVE)    INVESTMENT        INITIAL         CAPITALGAINS    DIVIDENDS       VALUE
   9/30         ---------      ------------       COST          INVESTMENT        REINVESTED     REINVESTED      -----
   ----                                           ----          ----------        ----------     ----------
   1990#     $            --       $ --         $10,000     $            8,288     $    --         $   --       $ 8,288
   1991                  251        251          10,251                 11,000          --            307        11,307
   1992                   71        322          10,322                 11,256          --            384        11,640
   1993                   52        374          10,374                 14,200         670            548        15,418
   1994                   41        415          10,415                 14,756       1,376            612        16,744
   1995                  116        531          10,531                 16,319       2,719            818        19,856
   1996                  179        710          10,710                 16,825       5,005          1,047        22,877
   1997                  106        816          10,816                 19,200       8,167          1,322        28,689
   1998                   47        863          10,863                 13,838       7,919            992        22,749
   1999                   92        955          10,955                 18,481      12,247          1,444        32,172



The dollar amount of capital gain distributions during the period was $9,672

# From April 30, 1990, the date the fund commenced operations.


                         SMALLCAP World Fund -- Page 37

EXPERIENCE OF INVESTMENT ADVISER - The Investment Adviser manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1969 (138 in all), those funds have had better total returns than their comparable Lipper indexes in 128 of 138 periods.


Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.


                         SMALLCAP World Fund -- Page 38

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS -- The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


                         SMALLCAP World Fund -- Page 39

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S & P rates the long-term securities debt of various entities in categories
-----
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


"Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong."


"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."


"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."


"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."


"Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or impled 'BBB-' rating.


"Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."


"The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."


"The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."


"The rating 'C1' is reserved for income bonds on which no interest is being paid."


"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."


                         SMALLCAP World Fund -- Page 40

Smallcap World Fund, Inc.
Investment Portfolio September 30, 1999


Industry Diversification
Business Services                                                        12.96%
Electronic Components                                                  12.01
Broadcasting & Publishing                                               8.96
Merchandising                                                           6.66
Health & Personal Care                                                  5.28
Other Industries                                                       48.96
Cash & Equivalents                                                      5.17

                                                                       Percent
                                                                            of
                                                                           Net
Largest Equity Holdings                                                 Assets
PMC-Sierra                                                                3.37%
UnitedGlobalCom                                                         1.30
Micrel                                                                  1.17
Disco                                                                    .98
Venture Manufacturing                                                    .94
Scient                                                                   .87
Westwood One                                                             .85
Andrx                                                                    .82
Newfield Exploration                                                     .81
Flextech                                                                 .77



                                                                     Shares or  Market Percent
Equity Securitites                                                   Principal   Value  Of Net
(common and preferred stocks and convertible debentures)                Amount    (000) Assets

Business Services -- 12.96%
Scient Corp. (USA) (1,2,3)                                            1,432,123  77,907     .87
ISS-International Service System A/S, Class B (Denmark) (1)           1,116,950  62,673     .70
Black Box Corp. (USA) (1)                                               878,000  46,095     .51
Flextronics International Ltd. (USA -- Incorporated in Singapore)       790,000  45,968     .51
Medicis Pharmaceutical Corp., Class A (USA) (1)                       1,459,000  41,581     .46
NCO Group, Inc. (USA) (1)                                               825,000  38,775     .43
Baltimore Technologies PLC (United Kingdom) (1,4)                     1,910,000  36,788     .41
Bally Total Fitness Holding Corp. (USA) (1)                           1,160,500  35,468     .39
CBT Group PLC (ADR) (Ireland) (1)                                     1,350,000  33,244     .37
Falck A/S (Denmark)                                                     295,000  27,602     .31
Corporate Services Group PLC (United Kingdom) (2)                     7,528,427  13,447
Corporate Services Group PLC, 7.50% convertible debentures 2005      $6,000,000   7,507     .27
Corporate Services Group PLC                                          2,000,000   3,572
ChoicePoint Inc. (USA) (1)                                              357,400  24,080     .27
Rhon-Klinikum AG (Germany)                                              187,100  22,540     .25
Stewart Enterprises, Inc., Class A (USA)                              3,000,000  18,188     .20
Intershop Communications AG (Germany) (1)                               159,300  16,558     .18
Photobition Group PLC (United Kingdom)                                2,278,400   8,627
Photobition Group PLC  (2)                                            1,999,670   7,571     .18
Lason, Inc. (USA) (1)                                                   350,000  15,586     .17
Trigon Healthcare, Inc. (USA) (1)                                       525,700  15,180     .17
Exact Holding NV (Netherlands) (1)                                      427,000  15,113     .17
Regis Corp. (USA)                                                       775,500  14,928     .17
Midas, Inc. (USA)                                                       700,000  14,438     .16
I-D Media AG (Germany) (1)                                              346,420  14,292     .16
Mosaic Group Inc. (Canada) (1)                                        2,873,300  14,194     .16
Sapient Corp. (USA) (1)                                                 138,400  13,044     .15
Whittman-Hart, Inc. (USA) (1)                                           316,200  12,263     .14
Uproar Ltd. (formerly E-Pub (Holdings) Ltd.) (Austria) (1)              574,320  11,633     .13
MSC Industrial Direct Co., Inc., Class A (USA) (1)                    1,250,000  11,484     .13
DII Group, Inc. (USA) (1)                                               325,000  11,436     .13
Sapiens International Corp. NV (Israel) (1,4)                         1,015,000  11,292     .13
Focal Communications Corp. (USA) (1)                                    440,000  11,275     .13
MEDION AG (Germany) (1)                                                  46,800  11,126     .12
Profit Recovery Group International, Inc. (USA) (1)                     238,350  10,636     .12
AHL Services, Inc. (USA) (1)                                            399,900  10,422     .12
Fujitsu Support and Service Inc. (Japan)                                 36,000  10,254     .11
InaCom Corp. (USA) (1)                                                1,104,000  10,143     .11
MDC Communications Corp., Class A (Canada) (1)                          970,933  10,089     .11
Bellsystem24 Inc. (Japan)                                                15,000  10,082     .11
Bertrandt AG (Germany)                                                  145,000   9,893     .11
Iron Mountain Inc. (USA) (1)                                            291,000   9,858     .11
Kroll-O'Gara Co. (USA) (1)                                              590,000   9,846     .11
Brunel International NV (Netherlands)                                   595,104   9,707     .11
Ci Technologies Group Ltd. (Australia)                                2,425,784   9,495     .11
Zhejiang Expressway Co. Ltd. (China)                                 60,000,000   9,424     .11
ProBusiness Services, Inc. (USA) (1)                                    350,000   9,406     .10
InfoCure Corp. (USA) (1)                                                490,000   9,249     .10
Corporate Executive Board Co. (The) (USA) (1)                           225,000   9,169     .10
APCOA Parking AG (Germany) (4)                                          120,800   9,015     .10
Kanamoto Co., Ltd. (Japan)                                            1,086,000   8,984     .10
eXchange Holdings PLC (The) (United Kingdom) (1)                      3,346,200   8,979     .10
Digex, Inc., Class A (USA) (1)                                          377,500   8,942     .10
Bright Horizons Family Solutions, Inc. (USA) (1)                        555,000   8,672     .10
Innotrac Corp. (USA) (1)                                                475,000   8,491     .09
Icon Medialab International AB (Sweden) (1)                             150,000   8,477     .09
LibertyOne Ltd. (Australia) (1)                                       9,000,000   8,455     .09
Casella Waste Systems, Inc., Class A (USA) (1)                          502,500   8,385     .09
PSD Group PLC (United Kingdom)                                          978,000   8,163     .09
e4L, Inc (USA) (1)                                                    2,100,000   8,006     .09
Talentum Oyj (Finland) (1)                                              550,000   7,740     .09
BPP Holdings PLC (United Kingdom)                                       800,000   7,335     .08
Parsytec AG (Germany) (1)                                               128,943   6,915     .08
CoSine Communications, Inc., Series D, convertible                    1,925,820   6,750     .08
 preferred (USA) (1,2,3)
Catena Corp (Japan)                                                     600,000   6,458     .07
Source Information Management Co. (The) (USA) (1)                       425,000   6,030     .07
International Container Terminal Services, Inc.,                     $5,905,000   5,728     .06
 1.75% convertible debentures 2004 (Philippines)
American Dental Partners, Inc. (USA) (1,4)                              443,000   5,371     .06
GTS Duratek, Inc. (USA) (1)                                             891,100   5,319     .06
London Bridge Software Holdings PLC (United Kingdom)                    103,400   4,029
London Bridge Software Holdings PLC New (1)                              34,400   1,241     .06
Trafficmaster PLC (United Kingdom) (1)                                  550,000   4,762     .05
Triad Hospitals, Inc. (USA) (1)                                         468,347   4,742     .05
REMARQ Communities, Series B, convertible                               548,000   4,658     .05
 preferred (USA) (1,2,3)
FortuneCity.com Inc. (USA) (1)                                          475,000   4,634     .05
Scoot.com PLC (United Kingdom) (1)                                    7,000,000   4,462     .05
Stericycle, Inc. (USA) (1)                                              300,000   4,406     .05
Sylvan Learning Systems, Inc. (USA) (1)                                 219,850   4,260     .05
LifePoint Hospitals, Inc. (USA) (1)                                     468,347   4,069     .05
Pre-Paid Legal Services, Inc. (USA) (1)                                 100,000   3,937     .04
Formula Systems (1985) Ltd. (ADR) (Israel) (1)                          154,400   3,821     .04
WatchGuard Technologies, Inc. (USA) (1)                                 250,000   3,750     .04
Engage Technologies, Inc. (USA) (1)                                      99,300   3,742     .04
AmSurg Corp., Class B (USA) (1)                                         309,972   1,937
AmSurg Corp., Class A (1)                                               250,000   1,594     .04
Extreme Networks, Inc. (USA) (1)                                         52,000   3,292     .04
ICON PLC (ADR) (Ireland) (1)                                            209,000   3,292     .04
American Healthcorp, Inc. (USA) (1,4)                                   522,000   3,197     .04
Private Business, Inc. (USA) (1)                                        650,000   3,087     .03
Franklin Covey Co. (USA) (1)                                            375,000   2,883     .03
Primark Corp. (USA) (1)                                                  89,102   2,534     .03
UroCor, Inc. (USA) (1,4)                                                600,000   2,456     .03
IXLA Ltd. (Australia) (1)                                             2,000,000   2,427     .03
Snyder Communications, Inc. (USA) (1)                                   130,000   1,974     .02
Artnet.com AG (Germany) (1)                                             150,000   1,919     .02
Sterile Recoveries, Inc. (USA) (1)                                      241,000   1,868     .02
China.com Corp., Class A (Hong Kong) (1)                                 25,800   1,677     .02
Luminant Worldwide Corp. (USA) (1)                                       49,200   1,513     .02
Framtidsfabriken AB (Sweden) (1)                                         40,000   1,396     .02
Fantastic Corp., co-ownership shares (Switzerland) (1)                   25,000   1,386     .02
Sifo Group AB, Class B (Sweden)                                         200,000   1,253     .01
Lorien PLC (United Kingdom)                                             819,663   1,201     .01
M-Web Holdings Ltd. (South Africa) (1)                                1,727,700     908     .01
Ventiv Health, Inc. (USA) (1)                                            43,333     428     .00
InterQ Inc. (Japan) (1)                                                   1,000     296     .00
Metropolis Transactive Holdings Ltd. (South Africa) (1)                 302,426      50     .00

Electronic Components -- 12.01%
PMC-Sierra, Inc. (USA) (1,4)                                          3,270,000 302,475    3.37
Micrel, Inc. (USA) (1,4)                                              2,422,000 105,054    1.17
Venture Manufacturing (Singapore) Ltd (Singapore)                     6,976,000  60,775
Venture Manufacturing (Singapore) Ltd (2)                             2,710,000  23,610     .94
NatSteel Electronics Ltd (Singapore)                                 17,700,000  66,161     .74
Power Integrations, Inc. (USA) (1,4)                                    833,900  57,748     .64
Cymer, Inc. (USA) (1)                                                 1,182,700  41,025     .46
Acer Display Technology (Taiwan) (1,2,3)                             36,000,000  34,123     .38
Sanmina Corp. (USA) (1)                                                 417,000  32,265     .36
Wus Printed Circuit Co., Ltd. (Taiwan) (1,4)                         22,083,750  31,120     .35
Dainippon Screen Mfg. Co., Ltd. (Japan) (1)                           4,150,000  25,318     .28
Semtech Corp. (USA) (1)                                                 660,000  24,172     .27
Varian Semiconductor Equipment Associates, Inc. (USA) (1)             1,139,800  24,007     .27
Applied Micro Circuits Corp. (USA) (1)                                  418,000  23,826     .27
Littelfuse, Inc. (USA) (1,4)                                          1,000,000  22,250     .25
DuPont Photomasks, Inc. (USA) (1)                                       450,000  20,728     .23
Photronics, Inc. (USA) (1)                                              850,000  19,072     .21
Dallas Semiconductor Corp. (USA)                                        312,800  16,715     .19
SIPEX Corp. (USA) (1,4)                                               1,160,000  16,603     .18
Kinpo Electronics, Inc. (Taiwan) (1)                                  9,375,000  15,699     .17
Malaysian Pacific Industries Bhd. (Malaysia)                          4,420,000  15,354     .17
JIT Holdings Ltd. (Singapore)                                         7,418,000  13,711     .15
Unicap Electronics Industrial Corp. (Taiwan) (1,4)                   18,037,505  12,880     .14
Anam Semiconductor, Inc. (South Korea)(1)                               800,000  12,500     .14
Perlos Oyj (Finland) (1)                                                918,800  12,391     .14
Varitronix International Ltd. (Hong Kong ---                          5,672,000  12,377     .14
 Incorporated in Bermuda)
Elec & Eltek International Holdings Ltd. (Hong Kong--                52,905,000   9,603     .11
Incorporated in Bermuda) (4)
Aavid Thermal Technologies, Inc. (USA) (1)                              337,900   7,624     .08
Elec & Eltek International Co. Ltd. (Singapore)                       1,840,000   7,139     .08
MegaChips Corp. (Japan)                                                  60,000   4,569     .05
Shinsung ENG (South Korea) (1)                                          510,000   4,047     .04
Tower Semiconductor Ltd. (Israel) (1)                                   420,000   3,833     .04

Broadcasting & Publishing -- 8.96%
UnitedGlobalCom Inc., Class A (formerly United                        1,625,000 116,391    1.30
 International Holdings, Inc.) (USA) (1)
Westwood One, Inc. (USA) (1)                                          1,691,300  76,320     .85
Flextech PLC (United Kingdom) (1)                                     4,442,100  69,433     .77
Scottish Media Group PLC (United Kingdom)                             3,182,500  46,182     .51
SBS Broadcasting SA (Luxembourg) (1)                                  1,021,550  39,585     .44
United Television, Inc. (USA)                                           350,000  39,463     .44
Antena 3 de Television, SA (GDR) (Spain) (1,2,3,4)                        1,500  39,207     .44
Shaw Communications Inc., Class B (Canada)                            1,050,000  28,904     .32
MIH Ltd., Class A (South Africa) (1)                                    850,000  24,544     .27
Jones Intercable, Inc., Class A (USA) (1)                               427,400  23,106     .26
CanWest Global Communications Corp. (Canada)                          1,554,946  19,071     .21
Nasionale Pers Beperk (South Africa)                                  4,000,000  19,024     .21
Chrysalis Group PLC (United Kingdom)                                  1,474,000  18,927     .21
Class Editori SpA, Class A (Italy)                                    2,082,000  17,872     .20
Radio One, Inc., Class A (USA) (1)                                      400,000  16,600     .18
Highlight Communications AG, co-ownership shares                        200,200  16,007     .18
 (Switzerland) (1)
HIT Entertainment PLC (United Kingdom) (2,4)                            913,420  13,684
HIT Entertainment PLC (4)                                               140,000   2,097     .18
Rural Press Ltd. (Australia)                                          3,726,466  12,034     .13
Australian Provincial Newspapers Holdings Ltd. (Australia)            5,639,774  11,406     .13
Zee Telefilms Ltd. (India)                                              110,000  11,389     .13
NRJ SA (France)                                                          40,284  10,951     .12
Modern Times Group MTG AB, Class B (ADR) (Sweden) (1)                    69,200  10,795     .12
Primedia Ltd., units (South Africa)                                   7,718,508   9,016     .10
Ten Network Holdings Ltd. (Australia)                                 6,500,000   8,778     .10
Antenna TV SA (ADR) (Greece) (1)                                        900,000   8,325     .09
Future Network PLC (The) (United Kingdom) (1)                           750,000   7,803     .09
ENDEMOL Entertainment Holding NV (Netherlands) (1)                      195,520   6,087
ENDEMOL Entertainment Holding NV                                         50,000   1,557     .08
GWR Group PLC (United Kingdom)                                        1,093,000   7,359     .08
Media General, Inc., Class A (USA)                                      139,500   7,149     .08
Sky Network Television Ltd. (ADR) (New Zealand) (1)                     376,000   5,922
Sky Network Television Ltd.  (1)                                        106,500     173     .07
Senator Film AG (Germany) (1)                                            79,450   5,760     .06
MIH Holdings Ltd. (South Africa) (1)                                  1,727,700   5,507     .06
Agora SA (GDR) (Poland) (1)                                             625,000   5,391     .06
Sondagsavisen A/S (Denmark)                                              80,000   5,051     .06
RTV Family Entertainment AG (Germany) (1)                               110,000   4,363     .05
Teletypos SA (Greece)                                                   168,190   4,308     .05
CHUM Ltd., nonvoting, Class B (Canada)                                  158,200   4,150     .05
P4 Radio Hele Norge ASA (Norway)                                        816,000   3,804     .04
SuperSport International Holdings Ltd. (South Africa)                 5,347,900   3,704     .04
United Broadcasting Corp. (Thailand) (1)                              5,800,000   3,224     .04
TVA Group Inc., Class B (Canada)                                        243,600   3,220     .04
Roularta Media Group NV (Belgium)                                        60,000   3,198     .04
Alma Media Oyj (Finland)                                                107,400   2,656     .03
CTV Inc. (Canada) (1)                                                   160,400   2,202     .02
Southern Star Group Ltd. (Australia)                                  3,290,000   1,803     .02
StoryFirst Communications Inc., convertible                               4,022   1,207     .01
 preferred, Class B (Russia) (1,2,3)

Merchandising -- 6.66%
Lands' End, Inc. (USA) (1)                                              706,700  46,642     .52
Komori Corp. (Japan)                                                  1,105,000  41,965     .47
Michaels Stores, Inc. (USA) (1)                                       1,400,000  41,300     .46
Giordano International Ltd. (Hong Kong) (4)                          42,954,000  34,008     .38
Sunglass Hut International, Inc. (USA) (1,4)                          3,200,000  33,800     .38
Too, Inc. (USA) (1,4)                                                 1,775,000  31,839     .35
Homac Corp. (Japan)                                                   1,314,200  31,502     .35
Zale Corp. (USA) (1)                                                    798,700  30,600     .34
Cost Plus, Inc. (USA) (1)                                               630,000  30,555     .33
DFS Furniture Co. PLC (United Kingdom)                                4,852,700  23,087     .26
Tsuruha Co., Ltd. (Japan)                                               198,000  18,613     .21
Williams-Sonoma, Inc. (USA) (1)                                         234,099  11,369
Williams-Sonoma, Inc. (1,2)                                             134,099   6,512     .20
Migros Turk TAS (Turkey)                                             40,904,025  17,754     .20
Whitehall Jewellers, Inc. (USA) (1,4)                                   510,000  14,663     .16
Rent-Way, Inc. (USA) (1)                                                700,000  13,300     .15
Jo-Ann Stores, Inc., Class A (USA) (1,4)                                525,000   6,530
Jo-Ann Stores, Inc., Class B (1,4)                                      525,000   5,906     .14
PETsMART, Inc. (USA) (1)                                              3,150,000  11,714     .13
Webvan Group, Inc., convertible preferred, Class C                    1,434,700  10,000     .11
 (formerly Intelligent Systems Corp.) (USA) (1,2,3)
O'Reilly Automotive, Inc. (USA) (1)                                     200,000   9,531     .11
Controladora Comercial Mexicana, SA de CV, units (Mexico)            10,737,000   9,324     .10
Sharper Image Corp. (USA) (1,4)                                         775,000   8,525     .09
School Specialty, Inc. (USA) (1)                                        500,000   8,438     .09
GrandVision SA (France)                                                 321,704   8,262     .09
Claire's Stores, Inc. (USA)                                             450,000   7,453     .08
Haverty Furniture Companies, Inc. (USA)                                 470,000   6,815     .08
Jean Coutu Group (PJC) Inc., Class A (Canada)                           333,400   6,724     .07
Piercing Pagoda, Inc. (USA) (1,4)                                       502,500   6,533     .07
Bombay Co., Inc. (USA) (1)                                            1,222,200   6,187     .07
Hornbach Holding AG, preferred (Germany)                                142,650   6,174     .07
AnnTaylor, Inc. (USA) (1)                                               150,000   6,131     .07
Chapters Inc. (Canada) (1)                                              324,200   5,467     .06
Shop At Home, Inc. (USA) (1)                                            580,000   5,220     .06
Sixt AG (Germany)                                                       101,136   4,097
Sixt AG, nonvoting preferred                                             36,768     992     .06
PlanetRx.com, Inc., preferred, Series B (USA) (1,2,3)                 1,000,000   5,000     .06
Athlon Groep NV (Netherlands)                                           225,000   4,846     .05
EUROBIKE AG (Germany) (4)                                               364,000   4,191     .05
Miadora Inc., preferred, Series B (USA) (1,2,3)                         602,410   4,000     .04
Dickson Concepts (International) Ltd. (Hong Kong ---                  4,575,699   3,564     .04
 Incorporated in Bermuda)
Chapters Online Inc. (Canada) (1)                                       330,000   3,339     .04
Mobel Walther AG, nonvoting preferred (Germany)                         212,851   2,700
Mobel Walther AG                                                         38,000     496     .04
Liquidation World Inc. (Canada) (1,4)                                   450,000   2,453     .03
Homeplace of America Inc. (formerly Homeplace                            22,536     362
 Holdings Inc.) (USA) (1,3)
Homeplace of America Inc., Series A, warrants,                          112,679             .00
 expire 2004 (1,3)

Health & Personal Care -- 5.28%
Andrx Corp. (USA) (1)                                                 1,260,000  73,749     .82
Inhale Therapeutic Systems, Inc. (USA) (1,2,4)                        1,101,646  33,462     .37
Pharmacyclics, Inc. (USA) (1,2,4)                                       580,000  23,707
Pharmacyclics, Inc.  (1,4)                                              215,000   8,788     .36
Mentor Corp. (USA)                                                    1,080,000  30,780     .34
SuperGen Inc. (USA) (1,2,3)                                             561,000  10,938
SuperGen Inc. (1)                                                       463,600  10,634
SuperGen Inc., warrants, expire 2002 (1,2,3)                            336,600   3,964
SuperGen Inc., warrants, expire 2002 (1,3)                              231,800   2,862     .32
Nobel Biocare AB (Sweden) (4)                                         1,591,900  23,665     .26
Vertex Pharmaceuticals Inc. (USA) (1)                                   730,000  22,676     .25
ImClone Systems Inc. (USA) (1)                                          650,000  21,612     .24
Protein Design Labs, Inc. (USA) (1)                                     500,000  18,063     .20
ViroPharma Inc. (USA) (1,4)                                             740,000  16,488     .18
Aviron (USA) (1)                                                        605,000  14,671     .16
IDEXX Laboratories, Inc. (USA) (1)                                      825,000  14,205     .16
Gilead Sciences, Inc. (USA) (1)                                         200,000  12,838     .14
COR Therapeutics, Inc. (USA) (1)                                        557,300  10,589     .12
Thermedics Inc. (USA) (1)                                             1,390,000  10,338     .12
Nadro, SA de CV, L Shares (Mexico)                                    9,500,000   7,823
Nadro, SA de CV, B Shares                                             2,788,000   2,439     .11
Digene Corp. (USA) (1,4)                                                800,000   9,900     .11
Vical Inc. (USA) (1)                                                    700,000   9,669     .11
Scotia Holdings PLC (United Kingdom) (1)                              3,476,900   9,387     .10
Hollis-Eden Pharmaceuticals, Inc. (USA) (1,2,4)                         555,556   7,396     .08
Anesta Corp. (USA) (1,4)                                                740,000   6,799     .08
Ocular Sciences, Inc. (USA) (1)                                         341,100   6,609     .07
Neose Technologies, Inc. (USA) (1)                                      400,000   6,000     .07
NeoPath, Inc. (USA)  (1,4)                                              621,400   2,990
NeoPath, Inc.  (1,2,4)                                                  500,000   2,406     .06
Genetronics Biomedical Ltd., warrants, expire 1999                    1,650,000   5,065     .06
 (Canada) (1,3,4)
OrthoLogic Corp. (USA) (1,4)                                          1,620,000   4,860     .05
Computer Motion, Inc. (USA) (1,4)                                       434,900   4,349     .05
CIMA LABS INC. (USA) (1,4)                                              617,200   4,320     .05
Dura Pharmaceuticals, Inc. (USA) (1)                                    300,000   4,181     .05
GelTex Pharmaceuticals, Inc. (USA) (1)                                  329,900   3,670     .04
AVANT Immunotherapeutics, Inc. (USA) (1,2)                            1,000,000   2,125
AVANT Immunotherapeutics, Inc. (1)                                      500,000   1,063     .04
Women First HealthCare, Inc. (USA) (1)                                  400,000   2,825     .03
Scios Inc. (USA) (1)                                                    656,500   2,421     .03
Grupo Casa Autrey, SA de CV (ADR) (Mexico) (1)                          498,500   1,994     .02
Vision-Sciences, Inc. (USA) (1,4)                                       984,500   1,477     .02
drugstore.com, inc. (USA) (1)                                            19,800     718     .01

Data Processing & Reproduction -- 5.13%
HNC Software Inc. (USA) (1,4)                                         1,675,198  66,484     .74
Visio Corp. (USA) (1)                                                 1,360,000  53,380     .59
Datacraft Asia Ltd (Singapore)                                        8,991,058  39,560     .44
Great Plains Software, Inc. (USA) (1)                                   700,000  36,050     .40
Remedy Corp. (USA) (1)                                                1,200,000  34,050     .38
Electronics for Imaging, Inc. (USA) (1)                                 500,000  25,703     .29
Documentum, Inc. (USA) (1,4)                                          1,095,000  23,679     .26
Inet Technologies, Inc. (USA) (1)                                       501,100  19,997     .22
RadiSys Corp. (USA) (1,4)                                               500,000  19,625     .22
Apex Inc. (USA) (1)                                                     875,000  16,352     .18
Nice Systems Ltd. (ADR) (Israel) (1,4)                                  625,000  16,094     .18
Saville Systems Ireland PLC (ADR) (Ireland) (1)                         890,000  13,072     .15
Macromedia, Inc. (USA) (1)                                              315,300  12,888     .14
Great Wall Technology Co. Ltd., Class H (China) (1)                  20,000,000  12,874     .14
i2 Technologies, Inc. (USA) (1)                                         300,000  11,644     .13
Primax Electronics Ltd. (Taiwan) (1)                                 13,239,285  10,667     .12
Integral Systems, Inc. (USA) (1,2)                                      277,778   7,986     .09
Aspen Technology, Inc. (USA) (1)                                        776,700   7,573     .08
National Computer Systems, Inc. (USA)                                   193,000   7,400     .08
Commerce One, Inc. (USA) (1)                                             70,000   6,840     .08
Aspect Development, Inc. (USA) (1)                                      265,000   6,708     .07
VA Linux Systems, Inc., convertible preferred,                          777,202   6,000     .07
 Series B (USA) (1,2,3)
Efficient Networks, Inc. (USA) (1)                                       87,100   3,168     .04
Momentum Business Applications, Inc., Class A (USA) (1,4)               302,000   2,718     .03
Kana Communications, Inc. (USA) (1)                                       9,800     489     .01

Leisure & Tourism -- 4.90%
Vail Resorts, Inc. (USA) (1)                                          1,571,300  36,435     .41
Extended Stay America, Inc. (USA) (1)                                 4,000,000  36,000     .40
Cheesecake Factory Inc. (USA) (1,4)                                   1,205,500  33,453     .37
Village Roadshow Ltd. (Australia)                                    10,032,395  19,963
Village Roadshow Ltd., Class A, 5.50% preferred                       6,849,896  12,884     .37
J D Wetherspoon PLC (United Kingdom)                                  5,704,935  31,461     .35
Imax Corp. (Canada) (1,4)                                             1,558,000  31,160     .35
Station Casinos, Inc. (USA) (1)                                       1,233,200  28,672     .32
CINAR Films Inc., Class B (Canada) (1)                                  705,600  21,344     .24
Boca Resorts, Inc., Class A (formerly Florida                         1,175,000  12,338
 Panthers Holdings, Inc.) (USA) (1)
Boca Resorts, Inc., Class A, 1997 Series (1,2)                          500,000   5,250
Boca Resorts, Inc., Class A, 1999 Series (1,2)                          231,730   2,433     .22
Corporacion Interamericana de Entretenimiento,                        8,153,679  19,750     .22
 SA de CV, Class B (Mexico) (1)
Four Seasons Hotels Inc. (Canada)                                       529,707  19,310     .22
Ruby Tuesday, Inc. (USA)                                                841,800  16,415     .18
Consolidated Products, Inc. (USA) (1,4)                               1,562,500  15,234     .17
American Classic Voyages Co. (USA) (1)                                  600,000  13,763     .15
Kinowelt Medien AG (Germany) (1)                                        240,000  13,305     .15
Alliance Atlantis Communications Inc., nonvoting,                       969,450   9,776     .11
 Class B (Canada) (1)
Mandarin Oriental International Ltd. (Singapore)                     12,210,529   8,669     .10
Scandic Hotels AB (Sweden)                                              822,600   8,287     .09
Kinepolis Group NV (Belgium)                                             89,485   7,489     .08
Morton's Restaurant Group, Inc. (USA) (1,4)                             415,000   7,288     .08
Gaumont SA (France)                                                      81,370   5,335     .06
Round One Corp. (Japan)                                                     383   4,894     .05
Lions Gate Entertainment Corp. (Canada) (1,4)                           998,300   1,939
Lions Gate Entertainment Corp.  (1,2,4)                                 885,834   1,720     .04
I T International Theatres Ltd. (Israel) (1)                            375,000   3,600     .04
Norsk Lotteridrift ASA (Norway)                                         965,000   2,624     .03
Johnnies Industrial Corp. Ltd. (South Africa)                           374,797   2,471     .03
Filmes Lusomundo, SA, preferred (Portugal)                              248,500   2,223     .02
Silverleaf Resorts, Inc. (USA) (1)                                      355,100   2,197     .02
DAS WERK AG (Germany) (1)                                                45,000   1,463     .02
CineMedia Film AG (Germany) (1)                                          28,671   1,024     .01

Energy Sources -- 4.08%
Newfield Exploration Co. (USA) (1,4)                                  2,200,000  72,463     .81
Louis Dreyfus Natural Gas Corp. (USA) (1)                             2,000,000  42,875     .48
Fletcher Challenge Energy (New Zealand)                              16,900,000  42,280     .47
Mitchell Energy & Development Corp., nonvoting,                       1,200,000  28,200     .31
 Class B (USA)
Oil Search Ltd. (Australia)                                          14,385,000  18,582
Oil Search Ltd., 9.50% convertible preferred                             50,000   3,575
Oil Search Ltd. (2)                                                   2,300,000   2,971     .28
Cairn Energy PLC (United Kingdom) (1,4)                              11,000,000  24,627     .27
Encal Energy Ltd. (Canada) (1)                                        4,000,000  21,532     .24
Vintage Petroleum, Inc. (USA)                                         1,500,000  20,250     .23
Chieftain International, Inc. (Canada) (1,4)                            860,000  16,340     .18
Premier Oil PLC (United Kingdom) (1)                                 45,675,000  14,286     .16
QCT Resources Ltd. (Australia)                                       19,747,983  12,497     .14
Cabre Exploration Ltd. (Canada) (1,4)                                 1,099,000  11,120     .12
Novus Petroleum Ltd. (Australia) (1,4)                                7,200,757   7,089
Novus Petroleum Ltd. (1,2,3,4)                                        1,850,000   1,548     .10
Ramco Energy PLC (United Kingdom) (1,4)                               1,297,000   7,260     .08
Northrock Resources Ltd. (Canada) (1)                                   603,000   6,471     .07
Paladin Resources NL (Australia) (1,4)                               11,270,998   4,453     .05
HS Resources, Inc. (USA) (1)                                            200,000   3,275     .04
Arcon International Resources PLC (Ireland) (1)                      11,798,000   3,108     .03
Aminex PLC (Ireland) (1,2)                                            3,250,000   1,391
Aminex PLC  (1)                                                         750,000     321     .02
Anzoil NL (Australia) (1)                                             2,730,000     258     .00

Electronic Instruments -- 4.05%
Disco Corp. (Japan)                                                     709,000  87,975     .98
TranSwitch Corp. (USA) (1)                                              900,000  51,300     .57
Etec Systems, Inc. (USA) (1,4)                                        1,210,000  45,526     .51
ANTEC Corp. (USA) (1)                                                   570,000  30,281     .34
Orbotech Ltd. (Israel) (1)                                              450,000  27,844     .31
Plantronics, Inc. (USA) (1)                                             425,000  21,144     .23
L-3 Communications Corp. (USA) (1)                                      550,000  20,762     .23
ASM Pacific Technology Ltd. (Hong Kong)                              16,487,000  19,633     .22
Mercury Computer Systems, Inc. (USA) (1)                                490,000  16,660     .19
Trimble Navigation Ltd. (USA) (1,4)                                   1,450,000  15,497     .17
Picvue Electronics, Ltd. (Taiwan)                                    17,990,000  15,063     .17
ThermoQuest Corp. (USA) (1)                                             510,000   5,164     .06
Lumonics Inc. (Canada) (1)                                              710,000   4,209     .05
Micronic Laser Systems AB (Sweden) (1,2,3)                              466,666   2,179     .02

Chemicals -- 2.28%
OM Group, Inc. (USA)                                                  1,050,000  40,294     .45
Cambrex Corp. (USA) (4)                                               1,400,000  37,012     .41
Valspar Corp. (USA)                                                     991,100  32,397     .35
Ionics, Inc. (USA) (1)                                                  750,000  24,281     .27
Airgas, Inc. (USA) (1)                                                1,459,300  16,964     .19
Bush Boake Allen Inc. (USA) (1)                                         533,600  14,074     .16
Omni Industries Ltd. (Singapore)                                     12,600,000  13,351     .15
CK Witco Corp. (formerly Crompton & Knowles                             671,200   9,774     .11
 Corp.) (USA)
Georgia Gulf Corp. (USA)                                                495,000   8,724     .10
Gurit-Heberlein AG (Switzerland)                                         15,000   8,059     .09

Beverages & Tobacco -- 2.19%
BRL Hardy Ltd. (Australia) (4)                                        7,216,826  32,026     .36
Beringer Wine Estates Holdings, Inc., Class B (USA) (1)                 708,000  29,072     .32
Coca-Cola West Japan Co., Ltd. (formerly Kita                           536,220  24,699     .27
 Kyushu Coca-Cola Bottling Co., Ltd.) (Japan)
Robert Mondavi Corp., Class A (USA) (1)                                 500,000  18,781     .21
Chukyo Coca-Cola Bottling Co. Ltd. (Japan)                            1,125,000  15,810     .18
Montana Group Ltd. (formerly Corporate Investments                   13,950,000  14,998     .17
 Ltd.)  (New Zealand) (4)
Simeon Wines Ltd. (Australia) (4)                                     3,900,000   9,032     .10
Vitasoy International Holdings Ltd. (Hong Kong)                      27,250,000   8,332     .09
Oy Hartwall AB, Class A (Finland)                                       505,150   7,055     .08
Mikasa Coca-Cola Bottling Co., Ltd. (Japan)                             725,000   7,020     .08
Quilmes Industrial SA, nonvoting preferred (ADR) (Argentina)            700,000   6,694     .07
Ege Biracilik ve Malt Sanayii AS (Turkey)                           183,310,800   5,967     .07
Brau und Brunnen AG (Germany) (1)                                        79,804   5,275     .06
Guinness Anchor Bhd. (Malaysia)                                       4,271,000   4,226     .05
AL-Ahram Beverages Co. (GDR) (Egypt) (1)                                120,000   3,564     .04
Petaluma Ltd. (Australia)                                               689,950   2,323     .03
Vina Concha y Toro SA (ADR) (Chile)                                      27,200   1,027     .01

Electrical & Electronics -- 2.05%
Kokusai Electric Co., Ltd. (Japan) (4)                                4,675,000  61,657     .69
ERG Ltd. (Australia)                                                  8,014,840  32,942     .37
Johnson Electric Holdings Ltd. (Hong Kong ---                         5,088,000  24,694     .27
 Incorporated in Bermuda)
Gilat Satellite Networks Ltd. (Israel) (1)                              420,000  22,522     .25
DSP Communications, Inc. (USA) (1)                                    1,065,000  20,235     .22
InterCept Group, Inc. (USA) (1)                                         427,500   7,909     .09
Maker Communications, Inc. (USA) (1)                                    307,200   7,219     .08
Tandberg Television AS (Norway) (1)                                     324,000   3,608     .04
Advanced Systems Automation Ltd. (Singapore)                          2,250,000   2,291     .03
Telinfo NV (Belgium)                                                      6,333     608     .01

Banking -- 1.83%
Industrial Finance Corp. of Thailand (Thailand)                      74,000,000  23,052     .26
FirstMerit Corp. (USA)                                                  680,000  17,255     .19
UST Corp. (USA)                                                         550,000  16,912     .19
Imperial Bancorp (USA) (1)                                              777,600  16,524     .18
Banco de Galicia y Buenos Aires SA, Class B                             711,750  14,813     .16
 (ADR) (Argentina)
Yapi ve Kredi Bankasi AS (Turkey)                                 1,040,000,000  14,219     .16
Fulton Financial Corp. (USA)                                            752,867  14,116     .16
Laurentian Bank of Canada (Canada)                                      896,800  13,505     .15
Commerce Bancorp, Inc. (USA)                                            320,971  13,320     .15
Provident Bankshares Corp. (USA)                                        625,117  13,303     .15
Pacific Bank, N.A. (USA)                                                 98,100   2,453     .03
Banco Rio de la Plata SA, Class B (ADR) (Argentina)                     221,000   2,376     .03
Grupo Financiero BBV Probursa, SA de CV,                             16,785,500   1,723     .02
 Class B (Mexico) (1)

Real Estate -- 1.62%
Unibail (France)                                                        234,000  33,204     .37
Newhall Land and Farming Co. (USA)                                      950,600  23,408     .26
Cadiz Inc. (USA) (1,4)                                                2,232,000  21,343     .24
Castellum AB (Sweden)                                                 2,359,200  20,434     .23
Wiggins Group PLC (United Kingdom) (1)                               37,815,866  14,785     .16
TBI PLC (United Kingdom)                                              9,718,400  13,119     .15
Sponda Oyj (Finland)                                                  1,330,000   6,168     .07
Diligentia AB (Sweden)                                                  800,000   6,045     .07
Mandamus AB (Sweden)                                                    727,575   3,844     .04
Pillar Property PLC (United Kingdom)                                    400,000   2,145     .02
CCA Prison Realty Trust (USA)                                           113,600   1,221     .01

Financial Services -- 1.53%
Metris Companies Inc. (USA)                                           1,520,000  44,745     .50
OM Gruppen AB (Sweden)                                                2,706,400  30,590     .34
Nissin Co., Ltd. (Japan)                                                250,000  17,014     .19
CB Richard Ellis Services, Inc. (USA) (1)                               721,800  10,917     .12
Challenger International Ltd. (Australia)                             3,700,000  10,018     .11
JCG Holdings Ltd. (Hong Kong --- Incorporated in Bermuda)            13,000,000   7,615     .08
American Capital Strategies, Ltd. (USA)                                 400,000   7,400     .08
Medallion Financial Corp. (USA)                                         275,000   5,569     .06
Mycal Card Inc. (Japan)                                                  87,200   4,672     .05

Recreation & Other Consumer Products -- 1.51%
AVEX Inc. (Japan)                                                       282,750  52,627     .59
Infogrames Entertainment (France) (1)                                   324,500  26,880
Infogrames Entertainment, 2.00% convertible debentures 2002              $7,872   3,155
Infogrames Entertainment, warrants, expire 2001 (1)                      25,500     220     .34
VTech Holdings Ltd. (Hong Kong)                                      10,500,000  27,035     .30
Movado Group, Inc. (USA)                                                440,000  10,120     .11
ACTIVISION, Inc. (USA) (1,2)                                            570,000  10,046     .11
Metromedia International Group, Inc. (USA) (1)                          757,000   3,123     .03
edel music AG (Germany) (1)                                              70,000   2,798     .03

Insurance -- 1.28%
Independent Insurance Group PLC (United Kingdom) (4)                 13,940,000  63,107     .70
HCC Insurance Holdings, Inc. (USA)                                    1,555,600  26,154     .29
Mutual Risk Management Ltd. (USA --- Incorporated in Bermuda)         1,165,000  14,271     .16
Clark/Bardes Holdings, Inc. (USA) (1)                                   451,300   9,308     .10
Lindsey Morden Group Inc. (Canada)                                      230,000   2,821     .03

Food & Household Products -- 1.13%
PT Indofood Sukses Makmur Tbk (Indonesia) (1)                        47,822,300  45,607     .51
Geest PLC (United Kingdom)                                            2,250,000  18,316     .20
Grupo Industrial Maseca, SA de CV, Class B (ADR)  (Mexico)            1,220,000  11,056     .12
Royal Canin SA (France)                                                 147,300  10,694     .12
Celestial Seasonings, Inc. (USA) (1,4)                                  530,000  10,203     .11
Fyffes PLC (Ireland)                                                  3,350,000   6,143     .07

Industrial Components -- 1.11%
Tower Automotive, Inc. (USA) (1)                                        805,400  15,957     .18
Senior Engineering Group PLC (United Kingdom)                         9,100,000  14,980     .17
Kiekert AG (Germany)                                                    500,000  14,899     .17
Exedy Corp. (Japan)                                                   1,172,500  14,053     .16
Toyoda Machine Works, Ltd. (Japan)                                    1,680,000  13,660     .15
Koito Manufacturing Co., Ltd. (Japan)                                 1,670,000   9,121     .10
Hayes Lemmerz International, Inc. (USA) (1)                             300,000   6,975     .08
Roper Industries, Inc. (USA)                                            150,000   5,738     .06
Superior TeleCom Inc. (USA)                                             200,000   2,787     .03
THK Co., Ltd. (Japan)                                                    27,000     797     .01

Wireless Telecommunication Services -- 1.09%
SkyTel Communications, Inc. (USA) (1)                                 1,395,000  25,546     .28
Tele Celular Sul Participacoes SA, preferred                          1,284,900  24,333     .27
 nominative (ADR) (Brazil)
Tele Nordeste Celular Participacoes SA, preferred                       678,600  15,438     .17
 nominative (ADR) (Brazil)
Tele Centro Oeste Celular Participacoes SA,                           4,550,000  15,072     .17
 preferred nominative (ADR) (Brazil)
Hutchison Telecommunications Ltd. (Australia) Ltd.                    5,500,000   8,252     .09
 (Australia) (1)
CESKE RADIOKOMUNIKACE AS (GDR) (Czech Republic) (1)                     113,300   4,107     .05
PageMart Wireless, Inc., Class A (USA) (1)                              500,000   3,000     .03
M-Cell Ltd. (South Africa)                                            1,484,000   2,452     .03

Transportation: Shipping -- 0.89%
Stolt-Nielsen SA, Class B (ADR) (Multinational)                       1,040,000  17,550     .20
MIF Ltd. (Greece) (1,4)                                                 682,903  12,028     .13
Odfjell ASA, Class B (Norway)                                           445,000   5,993
Odfjell ASA, Class A                                                    214,320   2,914     .10
Ugland International Holdings PLC (United Kingdom) (4)                7,342,000   8,702     .10
Great Eastern Shipping Co. Ltd. (India) (4)                          14,402,500   7,660
Great Eastern Shipping Co. Ltd. (GDR)  (4)                              325,500     895     .10
N & T Argonaut AB, Class B (Sweden) (1)                               7,703,790   5,726     .06
Teekay Shipping Corp. (Bahamas)                                         350,000   5,469     .06
Benor Tankers Ltd. (Norway) (4)                                         740,000   2,386
Benor Tankers Ltd.  (1,4)                                               500,000   1,612     .04
Shipping Corp. of India Ltd. (India) (1)                              5,391,600   2,942     .03
Knightsbridge Tankers Ltd. (Bermuda)                                    150,000   2,400     .03
Frontline Ltd. (Bermuda) (1)                                            483,300   1,432     .02
Mosvold Shipping Ltd (Norway) (1)                                     2,580,000   1,002     .01
Waterfront Shipping ASA (Norway) (1)                                     34,110     539     .01

Textiles & Apparel -- 0.86%
Esprit Holdings Ltd. (formerly Esprit Asia Holdings                  39,649,605  36,496     .41
 Ltd.) (Hong Kong)
JJB Sports PLC (United Kingdom)                                       4,625,000  24,478     .27
Wolford Group (Austria) (4)                                             324,000  16,442     .18

Miscellaneous Materials & Commodities -- 0.73%
Intertape Polymer Group Inc. (Canada) (4)                             1,500,000  42,375     .47
Arisawa Mfg. Co., Ltd (Japan)                                           380,000   9,823     .11
Kafus Industries Ltd. (Canada) (1)                                    1,000,000   9,125     .10
Park-Ohio Holdings Corp. (USA) (1)                                      300,000   3,750     .04
Sinocan Holdings Ltd. (Hong Kong --- Incorporated                    36,608,000     585     .01
 in Bermuda) (1)

Appliances & Household Durables -- 0.66%
Pittway Corp., Class A (USA)                                          1,055,700  33,255     .37
Fisher & Paykel Industries Ltd. (New Zealand) (4)                     6,550,000  20,653     .23
Stanley Furniture Co., Inc. (USA) (1)                                   250,000   5,281     .06

Diversified Telecommunication Services -- 0.63%
Intermedia Communications Inc. (USA) (1)                              1,365,000  29,689     .33
Global Light Telecommunications Inc. (Canada) (1)                       800,000   8,150
GST Global Telecommunications Inc., 10.00%                           $3,000,000   4,650     .14
 convertible debentures 2002
Highpoint Telecommunications Inc. (Canada) (1,4)                      1,000,000   5,451
Highpoint Telecommunications Inc., convertible                          322,000   1,492     .08
 preferred (1,2,3,4)
Corus Entertainment Inc., Class B (Canada) (1)                          350,000   5,664     .07
Societe Europeenne de Communication SA,                                  62,280     996
 Class B (ADR) (Luxembourg) (1)
Societe Europeenne de Communication SA,                                   6,920     103     .01
 Class A (ADR) (1)

Building Materials & Components -- 0.61%
Elcor Corp. (USA)                                                       650,000  16,250     .18
Geberit AG (Switzerland) (1)                                             45,000  12,613     .14
Puerto Rican Cement Co., Inc. (USA)                                     250,000   9,016     .10
Apasco, SA de CV (Mexico)                                             1,322,620   7,383     .08
RHI AG (formerly Radex-Heraklith Industriebeteiligungs                  225,000   6,633
 AG) (Austria)
RHI AG, rights, expire 1999 (1)                                         225,000       0     .08
Cia. Cimento Portland Itau, preferred nominative (Brazil)            23,200,000   2,187     .02
Futuris Corp. Ltd. (Australia) (1)                                      725,000     927     .01

Machinery & Engineering -- 0.59%
KCI Konecranes International Corp. (Finland)                            701,700  19,076     .21
JOT Automation Group Oyj (Finland)                                      402,560  16,944     .19
Miura Co., Ltd. (Japan)                                                 500,000   7,520     .08
Thermo Fibertek Inc. (USA) (1)                                        1,200,000   7,350     .08
Chen Hsong Holdings Ltd. (Hong Kong ---                              12,000,000   2,472     .03
 Incorporated in Bermuda)

Utilities: Electric & Gas -- 0.50%
Australian Gas Light Co. (Australia)                                  3,972,668  23,481     .26
International Energy Group Ltd. (United Kingdom) (4)                  4,640,000  14,589     .16
Centrais Eletricas de Santa Catarina SA -                               135,000   3,578     .04
 CELESC, preferred nominative (ADR) (Brazil)
Cia. de Electricidade do Estado do Rio de Janeiro -              11,835,646,000   2,281     .03
 CERJ, ordinary nominative  (Brazil) (1)
Espirito Santo Centrais Electricas SA - ESCELSA,                         17,335     550     .01
 ordinary nominative (Brazil)

Transportation: Airlines -- 0.49%
Atlantic Coast Airlines Holdings, Inc. (USA) (1,4)                    1,268,000  22,507     .25
Alaska Air Group, Inc. (USA) (1)                                        500,000  20,344     .23
British Airways Inc. (France)                                            29,500   1,305     .01

Multi-Industry -- 0.49%
Corporacion Financiera Alba, SA (Spain)                               1,070,694  29,564     .33
Discount Investment Corp. Ltd (Israel)                                  292,200  10,293     .11
Cahya Mata Sarawak Bhd. (Malaysia)                                    5,556,000   4,255     .05

Wholesale & International Trade -- 0.42%
Li & Fung Ltd. (Hong Kong--Incorporated in Bermuda)                   7,800,000  23,597     .26
Performance Food Group Co. (USA) (1)                                    550,000  14,094     .16
Daewoo Corp., 0.50% convertible debentures                           $2,500,000     500     .00
 2007 (South Korea)

Metals: Nonferrous -- 0.34%
Kaiser Aluminum Corp. (USA) (1)                                       3,100,000  25,769     .29
Minmet PLC (Ireland) (1,2,4)                                         25,235,027   5,089     .05

Energy Equipment -- 0.28%
Rowan Companies, Inc. (USA) (1)                                         691,500  11,237     .13
Shaw Industries Ltd., Class A (Canada)                                  750,000   7,972     .09
Newpark Resources, Inc. (USA) (1)                                       700,000   5,425     .06

Equity Common Trusts -- 0.27%
Atle AB, Class A (Sweden)                                             1,590,000  24,418     .27

Automobiles -- 0.25%
Mahindra & Mahindra Ltd. (GDR) (India)                                1,795,948  16,119
Mahindra & Mahindra Ltd.                                                804,052   6,317     .25

Construction & Housing -- 0.16%
Palm Harbor Homes, Inc. (USA) (1)                                       648,906   8,922     .10
Societe Generale d'Entreprises (France)                                 100,000   5,043     .06

Gold Mines -- 0.06%
Ashanti Goldfields Co. Ltd. (Ghana)                                     400,000   3,310     .04
Avocet Mining PLC (United Kingdom) (1,2,4)                            2,750,000   1,041
Avocet Mining PLC (1,4)                                               1,100,000     417     .02
Philippine Gold PLC (United Kingdom) (1,4)                            4,953,700     387     .00

Metals: Steel -- 0.05%
Tubos de Acero de Mexico, SA (ADR) (Mexico)                             335,547   4,110     .05

Transportation: Rail & Road -- 0.04%
C.H. Robinson Worldwide, Inc. (USA)                                     100,000   3,369     .04

Forest Products & Paper -- 0.03%
PT Indah Kiat Pulp & Paper Corp. Tbk (Indonesia) (1)                  8,707,000   3,117     .03

Aerospace & Military Technology -- 0.01%
Orbital Sciences Corp., 5.00% convertible debentures                 $1,500,000   1,335     .01
 2002 (USA) (2)

Miscellaneous -- 4.82%
Other equity securities in initial period of acquisition                        432,671    4.82
                                                                               ------------------
TOTAL EQUITY SECURITIES (cost: $6,510,020,000)                                 8,518,38   94.83
                                                                               ------------------

                                                                     Principal
                                                                        Amount
SHORT-TERM SECURITIES                                                    (000)

Corporate Short-Term Notes -- 5.48%

BMW US Capital Corp. 5.12% due 10/12-10/18/1999                          61,580  61,442     .68
Abbey National North America 5.14%-5.15% due                             50,000  49,872     .56
 10/13-10/22/1999
France Telecom SA 5.15% due 10/7-10/15/1999                              45,000  44,925     .50
KfW International Finance Inc. 5.22%-5.50% due                           41,000  40,918     .46
 10/1-10/20/1999
Toyota Motor Credit Corp. 5.22%-5.27% due                                35,500  35,386     .39
 10/18-10/27/1999
Reed Elsevier Inc. 5.15% due 10/25/1999 (2)                              35,000  34,872     .39
Westpac Banking Corp. 4.83%-5.32% due 11/5/1999                          31,000  30,835     .34
Halifax PLC 5.29%-5.31% due 11/9/1999                                    30,000  29,823     .33
American Honda Finance Corp. 5.25%-5.30%                                 29,600  29,544     .33
 due 10/13/1999
Arco British Ltd. 5.27%-5.32% due 10/15-11/9/1999 (2)                    26,500  26,386     .29
Internationale Nederlanden U.S. Fund 5.26% due                           25,000  24,934     .28
 10/18/1999
Telstra Corp. Ltd. 5.30% due 11/19/1999                                  24,800  24,618     .27
Rio Tinto America, Inc. 5.15% due 10/4/1999 (2)                          22,208  22,195     .25
Diageo Capital PLC 5.34% due 1/24/2000 (2)                               22,500  22,080     .24
DaimlerChrysler AG 5.31% due 10/19/1999                                  15,000  14,958     .17

Non-U.S. Currency -- 0.08%
New Taiwanese Dollar                                                   NT$108,6   3,431     .04
Malaysian Ringgit                                                     MYR$12,80   3,370     .04

TOTAL SHORT-TERM SECURITIES (cost: $499,625,000)                                499,589    5.56

TOTAL INVESTMENT SECURITIES (cost: $7,009,645,000)                             9,017,97  100.39

Excess of payables over cash and receivables                                    35,434      0.39

NET ASSETS                                                                     $8,982,5  100.00


1  Non-income-producing security.
2  Purchased in a private placement transaction;
   resale to the public may require registration or sale only to qualified institutional buyers.
3 Valued under procedures established by the Board of Directors.
4 Represents an affiliated company as defined under the Investment Company Act of 1940.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.


See Notes to Financial Statements



EQUITY-TYPE SECURITIES APPEARING IN THE
PORTFOLIO SINCE  MARCH 31, 1999

Aavid Thermal Technologies
Alaska Air Group
American Classic Voyages
Anam Semiconductor
Apex
Artnet.com
Aspen Technology
AVEX
Baltimore Technologies
Bertrandt
Bombay Co.
British Airways
BRL Hardy
Catena
Challenger International
Chapters Online
Chieftain International
China.com
Chukyo Coca-Cola Bottling Co.
Ci Technologies Group
Commerce One
Corporacion Interamericana de Entretenimiento
Corporate Executive Board
Corus Entertainment
Cosine Communications
CTV
Dainippon Screen Mfg. Co.
Dallas Semiconductor
DAS WERK
Digex
DII Group
Discount Investment Corp.
Documentum
drugstore.com
DSP Communications
e4L
Efficient Networks
Elcor
Elec & Eltek International Holdings
Elec & Eltek International Co.
Engage Technologies
Exact Holding NV
eXchange Holdings
Exedy
Extreme Networks
Fantastic
Fisher & Paykel Industries
Focal Communications
FortuneCity.com
Framtidsfabriken
Future Network
Geberit
Genetronics Biomedical
Giordano International
Global Light Telecommunications
Great Wall Technology Co.
Highlight Communications AG
HS Resources
Hutchison Telecommunications
ICON
Icon Medialab International
I-D Media
IDEXX Laboratories
Industrial Financial Corp. of Thailand
Inet Technologies
InfoCure
Innotrac
Integral Systems
International Energy Group
InterQ
IXLA
JIT Holdings
Kafus Industries
Kana Communications
Kinepolis Group
Kokusai Electric Co.
LibertyOne
LifePoint Hospitals
London Bridge Software Holdings
Louis Dreyfus Natural Gas
Luminant Worldwide
Maker Communications
Miadora
MIH
MIH Holdings
Mikasa Coca-Cola Bottling
Minmet
Mitchell Energy & Development
M-Web Holdings
Mycal Card
Nadro
Nasionale Pers Beperk
Newpark Resources
Nissin Co.
Northrock Resources
Omni Industries
O'Reilly Automotive
PageMart Wireless
Park-Ohio Holdings
Parsytec
Performance Food Group
Perlos
Picvue Electronics
Power Integrations
Pre-Paid Legal Services
Private Business
Profit Recovery Group International
Radio One
RadiSys
Roularta Media Group
Round One
Rowan Companies
RTV Family Entertainment
Scandic Hotels
Scoot.com
Semtech
Senator Film
Sharper Image
Shinsung
Shop At Home
Sifo Group
SIPEX
Source Information Management
Stanley Furniture Co.
Stericycle
Sterile Recoveries
Stewart Enterprises
SuperGen
SuperSport International Holdings
Talentum
Tele Celular Sul Participacoes
Tele Centro Oeste Celular Participacoes
Tele Nordeste Celular Participacoes
THK
Too
Tower Semiconductor
Toyoda Machine Works
Trafficmaster
Triad Hospitals
Tsuruha
VA Linux Systems
Varian Semiconductor Equipment Associates
Ventiv Health
Vina Concha y Toro
Vintage Petroleum
ViroPharma
Visio
WatchGuard Technologies
Whittman-Hart
Women First HealthCare
Zee Telefilms
Zhejiang Expressway Co.


EQUITY-TYPE SECURITIES ELIMINATED FROM
THE PORTFOLIO SINCE MARCH 31, 1999

@Entertainment
Aboitiz Equity Ventures
ABR Information Services
Acer Computer International
Adelphia Communications
Alvis
AMCORE Financial
Ascent Entertainment Group
Ashton Mining
Asia Satellite Telecommunications Holdings
Automatic Data Processing
Autoweb.com
Bank Handlowy w Warszawie
Bona Shipholding
Brightpoint
BTI Capital Trust
Buckeye Technologies
Budget Group
Capital
Caraustar Industries
Carbide/Graphite Group
CD Radio
Central European Media Enterprises
Century Communications
CinemaxX
Citizens Banking
Coinmach Laundry
Concord EFS
Culp
Cyberonics
Det Sondenfjelds-Norske Dampskibsselskab
Devro
Edify
EM.TV & Merchandising
Enator
Esat Telecom Group
EXPAND
Fidelity National Financial
First Consulting Group
Four Media
Genelabs Technologies
Gensia Sicor
Global TeleSystems Group
Gretag Imaging Holding
Grupo Radio Centro
Gymboree
Hanover Direct
Harleysville Group
Hartmarx
HealthCare Financial Partners
Hoyts Cinemas
ICB Shipping
iMALL
IMC Holdings
Insignia/ESG Holdings
Intercardia
Investec - Consultoria Internacional
Ispat Industries
ITT Educational Services
Kalon Group
KeraVision
Keystone Financial
Kudelski
L.D.C.
Lazare Kaplan International
Lernout & Hauspie Speech Products
Level One Communications
LoJack
London Sumatra Indonesia
Mac-Gray
Market Facts
Matav-Cable Systems Media
Material Sciences
McWhorter Technologies
Metro-Richelieu
Milltronics
Nature's Sunshine Products
NEON Systems
OneMain.com
Option International
Peapod
Pfeiffer Vacuum Technology
Philippine Airlines
PictureTel
Pittston Brink's Group
Platinum Software
Powerscreen International
PR Holdings
Protection One
PRT Group
PubliGroupe
Ranger Oil
Renaissance Worldwide
Rental Service
Rogers
ROMAC International
Spelling Entertainment Group
Sports Authority
Superior Consultant Holdings
Taylor Nelson Sofres
TelDaFax
TeleTech Holdings
Transportes Azkar
Tranz Rail Holdings
TV Guide
UMW Holdings Bhd.
United Natural Foods
USWeb/CKS
Wah Kwong Shipping Holdings
Werner Enterprises
Zonagen





SMALLCAP World Fund
FINANCIAL STATEMENTS
----------------------------------------               ------------ ------------
Statement of Assets and Liabilities
at September 30, 1999                                   (dollars in thousands)
----------------------------------------               ------------ ------------
Assets:
Investment securities at market:
Unaffiliated issuers (cost: $ 5,690,570)                 $7,194,591
Affiliated issuers (cost: $1,319,075)                     1,823,381
                                                                    $9,017,972
Cash                                                                    11,783
Receivables for -
 Sales of investments                                        35,579
 Sales of fund's shares                                      12,183
 Dividends and interest                                       7,800     55,562
                                                       ------------ ------------
                                                                     9,085,317
Liabilities:
Payables for -
 Purchases of investments                                    83,704
 Repurchases of fund's shares                                11,929
 Management services                                          4,998
 Other expenses                                               2,148    102,779
                                                       ------------ ------------
Net Assets at September 30, 1999 -
 Equivalent to $29.57 per share on
 303,754,234 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 400,000,000 shares)                                $8,982,538
                                                                    ============


Statement of Operations
for the year ended September 30, 1999                   (dollars in thousands)
----------------------------------------               ------------ ------------
Investment Income:
Income:
 Dividends (includes $11,458 from affiliates)             $  60,224
 Interest                                                    37,848  $  98,072
                                                       ------------
Expenses:
 Management services fee                                     54,205
 Distribution expenses                                       20,592
 Transfer agent fee                                           9,047
 Reports to shareholders                                        579
 Registration statement and
  prospectus                                                    375
 Postage, stationery and supplies                             1,480
 Directors' fees                                                160
 Auditing and legal fees                                         83
 Custodian fee                                                1,515
 Taxes other than federal income tax                            189
 Other expenses                                                 192     88,417
                                                       ------------ ------------
 Net investment income                                                   9,655
                                                                    ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain (including $90,920 net loss                          157,055
 from affiliates)
Change from unrealized depreciation to
 unrealized appreciation on investments:
 Beginning of year                                         (558,923)
 End of year                                              2,008,296
  Net unrealized appreciation on investments           ------------  2,567,219
                                                                    ------------

 Net realized gain and unrealized appreciation
  on investments                                                     2,724,274
                                                                    ------------
Net Increase in Net Assets Resulting
 from Operations                                                    $2,733,929
                                                                    ============

Statement of Changes in Net
 Assets                                                 (dollars in thousands)
----------------------------------------               --------------------------
                                                         Year ended September 30

                                                                1999       1998
                                                       ------------ ------------
Operations:
Net investment income                                   $     9,655 $     23,809
Net realized gain on investments                            157,055    493,492
Net unrealized appreciation (depreciation)
 on investments                                           2,567,219 (2,424,139)
                                                       ------------ ------------
 Net increase (decrease) in net assets
  resulting from operations                               2,733,929 (1,906,838)
                                                       ------------ ------------
Dividends and Distributions Paid
 to Shareholders:
Dividends from net
 investment income                                          (28,122)   (15,213)
Distributions from net realized
 gain on investments                                       (403,091)  (760,633)
                                                       ------------ ------------
 Total dividends and
  distributions                                            (431,213)  (775,846)
                                                       ------------ ------------
Capital Share Transactions:
Proceeds from shares sold:
 50,434,688 and 54,562,618
 shares, respectively                                     1,309,044  1,498,043
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and
 distributions of net realized
 gain on investments:
 17,698,049 and 29,239,348
 shares, respectively                                       415,013    743,523
Cost of shares repurchased:
 85,119,727 and 64,322,473
 shares, respectively                                    (2,145,795)(1,713,474)
                                                       ------------ ------------
 Net (decrease) increase in net assets
  resulting from capital share
  transactions                                             (421,738)   528,092
                                                       ------------ ------------
Total Increase (Decrease) in Net Assets                   1,880,978 (2,154,592)

Net Assets:
Beginning of year                                         7,101,560  9,256,152
                                                       ------------ ------------
End of year (including undistributed
net investment income: $2,359 and
$21,487, respectively)                                   $8,982,538 $7,101,560
                                                       ============ ============



See Notes to Financial Statements


                  SMALLCAP WORLD FUND
              NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assuptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies.

     The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities.
The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

2.   NON-U.S. INVESTMENTS

     INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

     TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1999, such non-U.S. taxes were $4,702,000. Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

     CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $4,000 for the year ended September 30, 1999.

3.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of September 30, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,008,327,000, of which $2,755,338,000 related to appreciated securities and $747,011,000 related to depreciated securities. During the year ended September 30, 1999, the fund realized, on a tax basis, a net capital gain of $157,717,000 on securities transactions. In addition, the fund has deferred, for tax purposes, to fiscal year ending September 30, 2000, the recognition of losses relating to non-U.S. currency transactions totaling $622,000 which were realized during the period November 1, 1998 through September 30, 1999.

     Net losses related to non-U.S. currency transations of $1,053,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $7,009,645,000 at September 30, 1999.

4.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $54,205,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.80% of the first $1 billion of average net assets; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.67% of such assets in excess of $2 billion but not exceeding $3 billion; 0.65% of such assets in excess of $3 billion but not exceeding $5 billion; 0.635% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.625% of such assets in excess of $8.0 billion but not exceeding $13.0 billion; and 0.615% of such assets in excess of $13.0 billion.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1999, distribution expenses under the Plan were $20,592,000. As of September 30, 1999, accrued and unpaid distribution expenses were $1,566,000.

     American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,295,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $9,047,000.

     DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $266,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $3,691,038,000 and $4,064,493,000, respectively, during the year ended September 30, 1999.

     As of September 30, 1999, accumulated undistributed net realized gain on investments was $157,168,000 and additional paid-in capital was $6,811,677,000. The fund reclassified $53,923,000 from undistributed net realized gains to additional paid-in capital during the year ended September 30, 1999, as a result of permanent differences between book and tax. Additionally, the fund reclassified $661,000 of currency losses from undistributed net realized gains to undistributed net investment income for the year ended September 30, 1999.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,515,000 includes $104,000 that was paid by these credits rather than in cash.

6.   TRANSACTIONS WITH AFFILIATES

     Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended September 30, 1999 is as follows:


                                                                                Market Value
                                 Beginning                        Ending Dividenof Affiliates
Company                             Shares Purchases     Sales    Shares Income at 9/30/99
                                                                          (000)      (000)


ABR Information Services(1)      1,865,000         - 1,865,000         -     -           -
ACTIVISION(1)                    1,215,000         -   645,000   570,000     -           -
Alarmguard Holdings(1)             360,000         -   360,000         -     -           -
Alliance Atlantis Communications(1,069,675     388,35  488,575   969,450     -           -
Alvis(1)                         4,831,250         - 4,831,250         -     $6          -
American Dental Partners           443,000         -         -     443,00    -      $5,371
American Healthcorp                522,000         -         -     522,00    -         3,197
Aminex(1)                        3,250,000   1,000,00    250,00  4,000,00    -           -
Anesta                             550,000     190,00        -     740,00    -         6,799
Antena 3 de Television               1,500         -         -       1,50    -        39,207
APCOA Parking                      120,800         -         -     120,80    200       9,015
Ascent Entertainment Group(1)    1,930,000         -   1,930,00        -     -           -
Atlantic Coast Airlines Holdings         -   1,268,00        -   1,268,00    -        22,507
Avocet Mining                      3,850,00        -         -   3,850,00    -         1,458
Baltimore Technologies                   -   1,910,00        -   1,910,00    -        36,788
Benor Tankers                      1,240,00        -         -   1,240,00    -         3,998
Brightpoint(1)                     2,732,50        -   2,732,50        -     -           -
BRL Hardy                                -   7,216,82        -   7,216,82    565      32,026
Cabre Exploration                  1,033,40     65,60        -   1,099,00    -        11,120
Cadiz                              2,122,00    110,00        -   2,232,00    -        21,343
Cairn Energy                             -  11,000,00        -  11,000,00    -        24,627
Cambrex                            1,400,00        -         -   1,400,00    168      37,012
Carbide/Graphite Group(1)            511,80        -     511,80        -     -           -
Castellum(1)                       2,515,00     50,00    205,80  2,359,20    851         -
CB Richard Ellis Services(1)       1,042,80        -     321,00    721,80    -           -
Celestial Seasonings                 520,00     10,00        -     530,00    -        10,203
Cheesecake Factory                 1,295,50        -      90,00  1,205,50    -        33,453
Chieftain International                  -     860,00        -     860,00    -        16,340
Chrysalis Group(1)                 1,824,00        -     350,00  1,474,00     65         -
CIMA LABS                            617,20        -         -     617,20    -         4,320
Computer Motion                      434,90        -         -     434,90    -         4,349
Consolidated Products              1,250,00    312,50        -   1,562,50    -        15,234
Corporate Services Group(1)       13,092,09        -   3,563,67  9,528,42    -           -
Cost Plus(1)                         500,00    355,00    225,00    630,00    -           -
Cymer(1)                           1,500,00    182,70    500,00  1,182,70    -           -
Cytyc(1)                             933,70        -     933,70        -     -           -
Data Broadcasting(1)               2,130,00        -   2,130,00        -     -           -
Digene                               800,00        -         -     800,00    -         9,900
Documentum                               -   1,095,00        -   1,095,00    -        23,679
Edify(1)                           1,055,00        -   1,055,00        -     -           -
Elec & Eltek International Holdin 11,500,00 41,405,00        -  52,905,00    178       9,603
Epicor Software(1)                 1,625,00    195,00  1,820,00        -     -           -
Etec Systems                         460,00    750,00        -   1,210,00    -        45,526
EUROBIKE                             364,00        -         -     364,00    203       4,191
Filofax Group(1)                   1,956,00        -   1,956,00        -     -           -
Fisher & Paykel Industries               -   6,550,00        -   6,550,00    171      20,653
Four Media(1)                        610,00     30,00    640,00        -     -           -
Franklin Covey(1)                  1,350,00        -     975,00    375,00    -           -
Genetronics Biomedical                   -   1,650,00        -   1,650,00    -         5,065
Giordano International                   -  42,954,00        -  42,954,00    360      34,008
Great Eastern Shipping            14,728,00        -         -  14,728,00    736       8,555
Gymboree(1)                        1,435,60        -   1,435,60        -     -           -
Hardy Oil & Gas(1)                 9,058,01        -   9,058,01        -     -           -
Hartmarx(1)                        1,787,90        -   1,787,90        -     -           -
Highpoint Telecommunications             -   1,322,00        -   1,322,00    -         6,943
HIT Entertainment                    840,00    213,42        -   1,053,42     19      15,781
HNC Software                       1,595,00     80,19        -   1,675,19    -        66,484
Hollis-Eden Pharmaceuticals              -     555,55        -     555,55    -         7,396
Imax                               1,558,00        -         -   1,558,00    -        31,160
Independent Insurance Group        8,150,00  5,790,00        -  13,940,00    967      63,107
Inhale Therapeutic Systems               -   1,101,64        -   1,101,64    -        33,462
InterCept Group(1)                   500,00     50,00    122,50    427,50    -           -
International Energy Group               -   4,640,00        -   4,640,00    -        14,589
Intertape Polymer Group            1,500,00        -         -   1,500,00    133      42,375
Jo-Ann Stores                      1,050,00        -         -   1,050,00    -        12,436
KCI Konecranes International(1)      911,70        -     210,00    701,70    605         -
KeraVision(1)                        795,00        -     795,00        -     -           -
Kokusai Electric                         -   4,675,00        -   4,675,00    150      61,657
Landec(1)                            690,00        -     690,00        -     -           -
Laurentian Bank of Canada(1)         987,10     34,70    125,00    896,80    516         -
Lazare Kaplan International(1)       550,00        -     550,00        -     -           -
Lions Gate Entertainment           2,766,66    540,00  1,422,53  1,884,13    -         3,659
Liquidation World                    450,00        -         -     450,00    -         2,453
Littelfuse                           800,00    200,00        -   1,000,00    -        22,250
LoJack(1)                          1,347,00        -   1,347,00        -     -           -
Material Sciences(1)               1,000,00        -   1,000,00        -     -           -
McWhorter Technologies(1)            706,00        -     706,00        -     -           -
MDC Communications(1)                433,33    537,60        -     970,93    -           -
MemberWorks(1)                       961,70        -     961,70        -     -           -
Micrel                             1,275,00  1,332,00    185,00  2,422,00    -       105,054
MIF                                  682,90                  -     682,90    -        12,028
Milltronics(1)                       900,00        -     900,00        -     -           -
Minmet                                   -  25,235,02        -  25,235,02    -         5,089
Momentum Business Applications           -     302,00        -     302,00    -         2,718
Montana Group                     27,900,00        -  13,950,00 13,950,00    445      14,998
Morton's Restaurant Group            415,00        -         -     415,00    -         7,288
NCO Group(1)                         995,30    136,00    306,30    825,00    -           -
NeoPath                              621,40    500,00        -   1,121,40    -         5,396
Newfield Exploration               1,350,00    850,00        -   2,200,00    -        72,463
Nice Systems                          60,00    565,00        -     625,00    -        16,094
Nobel Biocare                        940,00    651,90        -   1,591,90    239      23,665
Nordic American Tanker Shipping(1    733,50        -     733,50        -     370         -
Norsk Lotteridrift(1)                965,00        -         -     965,00     78         -
Novus Petroleum                    4,895,60  4,155,15        -   9,050,75    -         8,637
OM Gruppen(1)                      4,329,30        -   1,622,90  2,706,40  2,024         -
OrthoLogic                         1,620,00        -         -   1,620,00    -         4,860
Paladin Resources                 11,270,99        -         -  11,270,99    -         4,453
Pharmacyclics                        795,00        -         -     795,00    -        32,495
Philippine Gold                    4,953,70        -         -   4,953,70    -           387
Piercing Pagoda                      502,50        -         -     502,50    -         6,533
PMC-Sierra                         1,900,00  2,005,00    635,00  3,270,00    -       302,475
Power Integrations                       -     841,40      7,50    833,90    -        57,748
Puerto Rican Cement(1)               371,00        -     121,00    250,00    269         -
RadiSys                                  -     500,00        -     500,00    -        19,625
Ramco Energy                       1,597,00        -     300,00  1,297,00    -         7,260
Ranger Oil(1)                      7,018,91        -   7,018,91        -     -           -
Rent-Way(1)                          600,00    100,00        -     700,00    -           -
Safety 1st(1)                        460,00        -     460,00        -     -           -
Sapiens International                    -   1,015,00        -   1,015,00    -        11,292
Saville Systems(1)                       -   2,200,00  1,310,00    890,00    -           -
SBS Broadcasting(1)                  887,90    133,65        -   1,021,55    -           -
Scottish Media Group(1)            3,280,00        -      97,50  3,182,50  1,310         -
SEQUUS Pharmaceuticals(1)          1,709,58        -   1,709,58        -     -           -
Sharper Image                            -     775,00        -     775,00    -         8,525
Simeon Wines                             -   3,900,00        -   3,900,00    -         9,032
SIPEX                                    -   1,160,00        -   1,160,00    -        16,603
SkyTel Communications(1)           3,725,00    170,00  2,500,00  1,395,00    -           -
Strategic Distribution(1)          1,890,00        -   1,890,00        -     -           -
Sunglass Hut International         1,200,00  2,000,00        -   3,200,00    -        33,800
Technical Chemicals and Products(    600,00        -     600,00        -     -           -
Too                                      -   1,775,00        -   1,775,00    -        31,839
Trimble Navigation                 1,250,00    200,00        -   1,450,00    -        15,497
Ugland International Holdings      7,342,00        -         -   7,342,00    615       8,702
Unicap Electronics Industrial      3,388,54 14,648,96        -  18,037,50    -        12,880
UroCor                               600,00        -         -     600,00    -         2,456
Vanstar(1)                         2,700,00        -   2,700,00        -     -           -
Vincam Group(1)                    1,017,75        -   1,017,75        -     -           -
ViroPharma                               -     740,00        -     740,00    -        16,488
Vision-Sciences                      484,50    500,00        -     984,50    -         1,477
Warrantech(1)                        860,00        -     860,00        -     -           -
Whitehall Jewellers                  510,00        -         -     510,00    -        14,663
Wolford Group                        324,00        -         -     324,00    215      16,442
Wus Printed Circuit                4,056,00 18,027,75        -  22,083,75    -        31,120
Zonagen(1)                           640,00        -     640,00        -     -           -
                                                                         $11,458$1,823,381

1 Unaffiliated issuer at 9/30/1999


PER-SHARE DATA AND
RATIOS


                                      Year ended September       30
                              ---------------- --------  -------- --------
                                 1999     1998     1997      1996     1995
-----------------------       ----------------------------------- ---------
Net Asset Value,
 Beginning of Year             $22.14   $30.72   $26.92    $26.11   $23.61
                              ----------------------------------- ---------
 Income (Loss) from Investment
 Operations:
  Net investment income           .03      .07      .10       .17      .22
  Net gains (losses) on securities
   (both realized and unrealiz   8.78    (6.10)    6.17      3.32     3.79
                              ----------------------------------- ---------
   Total from investment
    operations                   8.81    (6.03)    6.27      3.49     4.01
                              ----------------------------------- ---------
 Less Distributions:
  Dividends (from
   net investment
   income)                       (.09)    (.05)    (.12)     (.23)    (.16)
  Distributions
   (from capital
   gains)                       (1.29)   (2.50)   (2.35)    (2.45)   (1.35)
                              ----------------------------------- ---------
   Total distributions          (1.38)   (2.55)   (2.47)    (2.68)   (1.51)
                              ----------------------------------- ---------
Net Asset Value, End
 of Year                       $29.57   $22.14   $30.72    $26.92   $26.11
                              =================================== =========
Total Return(1)                 41.42%(20.70)%    25.41%    15.21%   18.59%

Ratios/Supplemental
 Data:

 Net assets, end
  of year (in
  millions)                    $8,983   $7,102   $9,256    $6,607   $4,625
 Ratio of expenses
  to average net
  assets                         1.09%    1.06%    1.07%     1.09%   1.13%
 Ratio of net income
  to average net
  assets                          .12%     .27%     .40%      .68%    .97%
 Portfolio turnover
  rate                          50.06%  44.31%   42.21%    42.88%    45.63%

(1) Excludes maximum sales
 charge of 5.75%.


Independent Auditors' Report

To the Board of Directors and Shareholders of SMALLCAP World Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the "fund"), including the investment portfolio as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP

Los Angeles, California
October 29, 1999

1999 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                Dividends and Distributions per Share

To Shareholders         Payment Date            From Net          From Net Realized
                                                                 Short-term Gains   From Net Realized
                                                                                     Long-term Gains
of Record                                       Investment Income

December 22, 1998       December 23, 1998       $.09              $0                    $1.29


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 100% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.